UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21077

PIMCO California Municipal Income Fund II

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York,	New York 10105

(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code:	212-739-3371

Date of fiscal year end:	May 31, 2009

Date of reporting period:	May 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

PIMCO Municipal Income Fund II
PIMCO California Municipal Income Fund II
PIMCO New York Municipal Income Fund II

Annual Report
May 31, 2009

PIMCO Municipal Income Funds II Letter to Shareholders

July 15, 2009

Dear Shareholder:

We are pleased to provide you with the annual report for PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, and PIMCO New York Municipal Income Fund II (collectively, the “Funds”) for the fiscal year ended May 31, 2009.

During the first part of the reporting period, greater risk-aversion brought on by the deepening financial crisis led to more sellers than buyers in the municipal bond market. This was a primary factor in causing prices on municipal securities to decline and yields to increase during the reporting period. Municipal bond markets rallied slightly during the second part of the reporting period, as improved liquidity and attractive yields due to oversold conditions encouraged investors to re-enter the market. The municipal bond market is transitioning from a market focused on rates to one primarily focused on credit quality, in part due to the loss of the large municipal bond insurers who provided guarantees on many municipal bonds. Additionally, while liquidity returned somewhat in the second part of the reporting period, large institutional investors, such as insurance companies and banks, remained on the sidelines as they focused on rebuilding their balance sheets, and much of the buying came from individual investor activity.

The unprecedented liquidity constraints and resulting imbalances in the financial markets during the reporting period initiated the following important actions by the Funds:

•

PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II resumed payment of previously declared but postponed common share dividends. Severe market disruptions during the first portion of the reporting period negatively impacted prices for securities, causing asset ratios to decline below an asset coverage level of at least 200%. This prevented the Funds from paying common share dividends until the asset coverage level returned to a level of at least 200%.

•

In January 2009, the Funds redeemed portions of their Auction Rate Preferred Shares (“ARPS”). PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II redeemed $138 million, $97 million and $11 million, respectively. All ARPS redemptions were executed at the full liquidation preference of $25,000 per share. The redemptions were intended to resolve issues that served as impediments to the goal of regular, uninterrupted dividend payments on the Funds’ common shares.

•

On April 6, 2009, the Funds announced a change increasing the amount of Residual Interest Municipal Bonds (“RIBs”) in which a Fund may invest to 15% from 10% of their total assets. The change potentially allows the Funds to earn additional tax-free income. In addition, the use of RIBs, which results in a form of economic leverage, may allow the Funds to replace or increase leverage to some degree.

Press releases that include further information on these Fund actions, including more detailed descriptions of potential benefits and risks, are available at www.allianzinvestors.com/closedendfunds.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

5.31.09 | PIMCO Municipal Income Funds II Annual Report 1

PIMCO Municipal Income Fund II Fund Insights
May 31, 2009 (unaudited)

•

For the fiscal year ended May 31, 2009, PIMCO Municipal Income Fund II declined 29.83% on net asset value (“NAV”) and 26.46% on market price, compared with declines of 5.77% on net asset value and 7.68% on market price for the Lipper Analytical General Municipal Debt Funds (Leveraged) Average.

•

High-quality municipal bond yields moved lower across the yield curve during the twelve-month period, with a more pronounced decline at the front end of the yield curve. Yields moved higher during the second half of 2008, but thus far in 2009 there has been a rebound across the yield curve, with municipal bond yields moving lower.

•

Duration hedging strategies in longer-maturity swaps detracted from performance as longer maturity swap rates moved significantly lower during the reporting period, with much of the move occurring in the fourth quarter of 2008.

•

Municipal-to-U.S. Treasury yield ratios were very volatile during the period, crossing levels in late 2008 that were not experienced before. However, this ratio moved lower in the first part of 2009, with the 10-year ratio decreasing to 87% and the 30-year ratio increasing to 106%.

•

Holdings in the tobacco-securitization sector detracted from performance as this sector underperformed primarily in the fourth quarter of 2008 due to the extreme flight-to-quality. However, the sector partially rebounded year-to-date, especially during May 2009.

•

Exposure to corporate-backed municipals detracted from performance as this sector underperformed during the reporting period, which was similar to the underperformance in the taxable corporate securities sector. However, this sector experienced a partial rebound in the latter part of the reporting period.

•

Exposure to both pre-refunded and general obligation issues benefited returns as both sectors performed well due to increased investor risk aversion resulting from the financial crisis. However, these sectors underperformed in the last few months of the period, as investors moved further out on the risk spectrum.

•

Exposure to zero-coupon municipals detracted from performance as this sector underperformed the unmanaged Barclays Capital Zero Coupon Index, which declined 6.83% during the reporting period. However, this sector experienced a partial rebound in the latter part of the period and zero coupon municipal yields moved lower.

•

The municipal yield curve steepened significantly during the twelve-month period, with investor demand more concentrated on shorter maturities. Longer-maturity yields increased slightly and shorter-maturity yields moved significantly lower. The 15- and 20-year maturity AAA general obligation yields decreased 38 and 11 basis points, respectively, while the 30-year maturity yield increased 12 basis points. The two-year yield decreased 131 basis points during the comparable period. Significant exposure to longer-maturity municipals detracted from performance as the long portion of the yield curve underperformed.

•

Compared to long-taxable sectors, long municipal issues underperformed primarily due to the rally in U.S. Treasuries in the fourth quarter of 2008. The Barclays Capital Long Municipal Bond Index (an unmanaged index generally representative of the long-term tax-exempt bond market) declined 2.50%, while the Barclays Capital Long Government/Credit (an unmanaged index generally representative of long-term government and investment grade corporate debt securities) and the Barclays Capital Long U.S. Treasury (an unmanaged index of Treasury securities of varying maturities greater than 10 years) Indices advanced 3.00% and 8.47%, respectively.

•

Municipal bond issuance in 2008 was approximately 9% lower than in 2007. Year-to-date issuance has been more robust with a variety of issuers re-entering the market. Municipal bond issuance for the period from January through May 2009 was $152.85 billion, 15% lower than in the period from January through May 2008 when issuance reached $180.72 billion.

2 PIMCO Municipal Income Funds II Annual Report | 5.31.09

PIMCO Municipal Income Fund II Fund Insights/Performance & Statistics
May 31, 2009 (unaudited)

Total Return(1):	Market Price	Net Asset Value (“NAV” )

1 Year	(26.46)%	(29.83)%

5 Year	(0.06)%	(2.39)%

Commencement of Operations (6/28/02) to 5/31/09	0.14%	(0.17)%

Common Share Market Price/NAV Performance:
Commencement of Operations (6/28/02) to 5/31/09

Market Price

NAV

Market Price/NAV:

Market Price	$9.56

NAV	$8.97

Premium to NAV	6.58%

Market Price Yield(2)	8.16%

Moody’s Ratings (as a % of total investments)

(1)
Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in net asset value or market share price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2)
Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised from net investment income) payable to common shareholders by the market price per common share at May 31, 2009.

5.31.09 | PIMCO Municipal Income Funds II Annual Report 3

PIMCO California Municipal Income Fund II Fund Insights
May 31, 2009 (unaudited)

•

For the fiscal year ended May 31, 2009, PIMCO California Municipal Income Fund II declined 38.32% on net asset value (“NAV”) and 32.26% on market price, compared with declines of 6.65% on net asset value and 11.32% on market price for the Lipper California Municipal Debt Funds Average.

•

High-quality municipal bond yields moved lower across the yield curve during the twelve-month period, with a more pronounced decline at the front end of the yield curve. Yields moved higher during the second half of 2008, but thus far in 2009 there has been a rebound across the yield curve, with municipal bond yields moving lower.

•

Duration hedging strategies in longer-maturity swaps detracted from performance as longer maturity swap rates moved significantly lower during the reporting period, with much of the move occurring in the fourth quarter of 2008.

•

Municipal-to-U.S. Treasury yield ratios were very volatile during the period, crossing levels in late 2008 that were not experienced before. However, this ratio moved lower in the first part of 2009, with the 10-year ratio decreasing to 87% and the 30-year ratio increasing to 106%.

•

Holdings in the tobacco-securitization sector detracted from performance as this sector underperformed primarily in the fourth quarter of 2008 due to the extreme flight-to-quality. However, the sector has partially rebounded year-to-date, especially in the month of May 2009.

•

Exposure to corporate-backed municipals detracted from performance as this sector underperformed during the reporting period, which was similar to the underperformance in the taxable corporate securities sector. However, this sector experienced a partial rebound in the latter part of the reporting period.

•

Exposure to both pre-refunded and general obligation issues benefited returns as both sectors performed well due to increased investor risk aversion resulting from the financial crisis. However, these sectors underperformed in the last few months of the period, as investors moved further out on the risk spectrum.

•

Exposure to zero-coupon municipals detracted from performance as this sector underperformed the unmanaged Barclays Capital Zero Coupon Index, which declined 6.83% during the reporting period. However, this sector rebounded in the latter part of the period and zero coupon municipal yields moved lower.

•

Municipal bonds within California, as represented by the California component of the Barclays Capital Municipal Bond Index, underperformed the Barclays Capital Municipal Bond Index (“National Index”), returning 1.47%, compared to 3.57% for the National Index. Year-to-date through May 2009, California issued $30.58 billion in new municipal bonds, 2% lower than the comparable period in 2008.

•

Long California municipal bonds, as represented by the Barclays Capital California Municipal Bond Long (22+) Index, declined 4.90% and underperformed the Barclays Capital Long Municipal Bond Index, an unmanaged index generally representative of the long-term tax-exempt bond market, which declined 2.50%. The California municipal yield curve steepened with 30-year yields increasing 95 basis points, while two-year yields decreased 34 basis points. Significant exposure to longer maturities detracted from performance as the long portion of the California municipal yield curve underperformed during the twelve-month period.

4 PIMCO Municipal Income Funds II Annual Report | 5.31.09

PIMCO California Municipal Income Fund II Fund Insights/Performance & Statistics
May 31, 2009 (unaudited)

Total Return(1):	Market Price	Net Asset Value (“NAV”)

1 Year	(32.26)%	(38.32)%

5 Year	(1.41)%	(4.84)%

Commencement of Operations (6/28/02) to 5/31/09	(1.00)%	(2.59)%

Common Share Market Price/NAV Performance:
Commencement of Operations (6/28/02) to 5/31/09

Market Price

NAV

Market Price/NAV:

Market Price	$8.78

NAV	$7.48

Premium to NAV	17.38%

Market Price Yield(2)	9.13%

Moody’s Rating (as a % of total investments)

(1)
Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in net asset value or market share price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2)	Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised from net investment income) payable to common shareholders by the market price per common share at May 31, 2009.

5.31.09 | PIMCO Municipal Income Funds II Annual Report 5

PIMCO New York Municipal Income Fund II Fund Insights
May 31, 2009 (unaudited)

•

For the fiscal year ended May 31, 2009, PIMCO New York Municipal Income Fund II declined 24.34% on net asset value (“NAV”) and 22.95% on market price, compared with declines of 6.05% on net asset value and 8.50% on market price for the Lipper New York Municipal Debt Funds Average.

•

High-quality municipal bond yields moved lower across the yield curve during the twelve-month period, with a more pronounced decline at the front end of the yield curve. Yields moved higher during the second half of 2008, but thus far in 2009 there has been a rebound across the yield curve, with municipal bond yields moving lower.

•

Duration hedging strategies in longer-maturity swaps detracted from performance as longer maturity swap rates moved significantly lower during the reporting period, with much of the move occurring in the fourth quarter of 2008.

•

Municipal-to-U.S. Treasury yield ratios were very volatile during the period, crossing levels in late 2008 that were not experienced before. However, this ratio moved lower in the first part of 2009, with the 10-year ratio decreasing to 87% and the 30-year ratio increasing to 106%.

•

Holdings in the tobacco-securitization sector detracted from performance as this sector underperformed primarily in the fourth quarter of 2008 due to the extreme flight-to-quality. However, the sector has partially rebounded year-to-date, especially in the month of May 2009.

•

Exposure to corporate-backed municipals detracted from performance as this sector underperformed during the reporting period, which was similar to the underperformance in the taxable corporate securities sector. However, this sector experienced a partial rebound in the latter part of the reporting period.

•

Exposure to both pre-refunded and general obligation issues benefited returns as both sectors performed well due to increased investor risk aversion resulting from the financial crisis. However, these sectors underperformed in the last few months of the period, as investors moved further out on the risk spectrum.

•

Exposure to zero-coupon municipals detracted from performance as this sector underperformed the unmanaged Barclays Capital Zero Coupon Index, which declined 6.83% during the reporting period. However this sector rebounded in the latter part of the period and zero coupon municipal yields moved lower.

•

Municipal bonds within New York, as represented by the New York component of the Barclays Capital Municipal Bond Index, slightly outperformed the Barclays Capital Municipal Bond Index (“National Index”) returning 3.71%, as compared to 3.57% for the National Index. Year-to-date through May 2009, issuers in New York State issued $15.43 billion in bonds, 5% lower than the comparable period in 2008. New York ranks second nationwide in total issuance of municipal bonds.

•

Long New York municipal bonds, as represented by the Barclays Capital New York Municipal Bond Long (22+) Index, declined 1.49% and slightly outperformed the Barclays Capital Long Municipal Bond Index, an unmanaged index generally representative of the long-term tax-exempt bond market, which declined 2.50%. The New York yield curve steepened with 30-year yields increasing 30 basis points, while two-year yields decreased 89 basis points. The New York municipal funds also had significant positions in the longer portion of the yield curve, which detracted from performance as that portion of the yield curve underperformed shorter maturities during the twelve-month period.

6 PIMCO Municipal Income Funds II Annual Report | 5.31.09

PIMCO New York Municipal Income Fund II Fund Insights/Performance & Statistics
May 31, 2009 (unaudited)

Total Return(1):	Market Price	Net Asset Value (“NAV”)

1 Year	(22.95)%	(24.34)%

5 Year	1.60%	(0.55)%

Commencement of Operations (6/28/02) to 5/31/09	0.92%	0.55%

Common Share Market Price/NAV Performance:
Commencement of Operations (6/28/02) to 5/31/09

Market Price

NAV

Market Price/NAV:

Market Price	$10.26

NAV	$9.56

Premium to NAV	7.32%

Market Price Yield(2)	7.75%

Moody’s Ratings (as a % of total investments)

(1)
Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in net asset value or market share price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2)
Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised from net investment income) payable to common shareholders by the market price per common share at May 31, 2009.

5.31.09 | PIMCO Municipal Income Funds II Annual Report 7

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2009

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

MUNICIPAL BONDS & NOTES—97.1%
	Alabama—1.0%
$10,000	Birmingham Baptist Medical Centers Special Care Facs.
	Financing Auth. Rev., Baptist Health Systems, Inc.,
	5.00%, 11/15/30, Ser. A	Baa1/NR	$7,285,900
1,235	Montgomery BMC Special Care Facs. Financing Auth. Rev.,
	5.00%, 11/15/29, Ser. B (NPFGC)	A3/AA	1,058,210
2,650	Tuscaloosa Educational Building Auth. Rev.,
	Stillman College Project, 5.00%, 6/1/26, Ser. A	NR/BBB-	1,931,982

			10,276,092

	Alaska—0.7%
5,900	Northern Tobacco Securitization Corp. Rev.,
	5.00%, 6/1/46, Ser. A	Baa3/NR	3,405,185
3,550	State Housing Finance Corp. Rev.,
	5.25%, 6/1/32, Ser. C (NPFGC)	Aa2/AA	3,526,570

			6,931,755

	Arizona—9.5%
	Health Facs. Auth. Rev., Banner Health,
3,500	5.00%, 1/1/35, Ser. A	NR/AA-	3,248,350
2,860	5.50%, 1/1/38, Ser. D	NR/AA-	2,824,078
29,700	Pima Cnty. Industrial Dev. Auth. Rev.,
	Correctional Facs., 5.00%, 9/1/39	Aa2/AA	27,936,711
	Salt River Project Agricultural Improvement &
	Power Dist. Rev., Ser. A (h),
41,100	5.00%, 1/1/37	Aa1/AA	41,487,984
10,000	5.00%, 1/1/39	Aa1/AA	10,113,400
10,500	Salt Verde Financial Corp. Rev., 5.00%, 12/1/37	A3/A	8,391,810

			94,002,333

	Arkansas—0.2%
13,000	Dev. Finance Auth. Rev., Arkansas Cancer Research
	Center Project, zero coupon, 7/1/46 (AMBAC)	Aa3/NR	1,680,640

	California—4.9%
6,000	Golden State Tobacco Securitization Corp. Rev.,
	5.00%, 6/1/33, Ser. A-1	Baa3/BBB	4,166,400
1,365	Lynwood Utility Auth. Rev., 5.00%, 6/1/29, Ser. A	Aa2/AAA	1,326,343
2,000	Montebello Unified School Dist., GO, 5.00%, 8/1/33 (FSA)	Aa3/AAA	1,958,660
10,500	State, GO, 6.00%, 4/1/38	A2/A	10,821,195
	Statewide Communities Dev. Auth. Rev.,
4,700	Baptist Univ., 9.00%, 11/1/17, Ser. B (a)(d)	NR/NR	3,917,309
	Methodist Hospital Project (FHA),
5,500	6.625%, 8/1/29	Aa2/AA	5,945,115
19,500	6.75%, 2/1/38	Aa2/AA	20,920,770

			49,055,792

	Colorado—5.8%
500	Colorado Health Facs. Auth. Rev.,
	Evangelical Lutheran, 6.125%, 6/1/38, Ser. A	A3/A-	497,645
11,250	Denver City & Cnty. Rev., 5.00%, 11/15/25, Ser. B (FSA)	Aa3/AAA	11,280,825

8 PIMCO Municipal Income Funds II Annual Report | 5.31.09

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2009

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

	Colorado—(continued)
	Health Facs. Auth. Rev.,
$1,000	American Baptist Homes, 5.90%, 8/1/37, Ser. A	NR/NR	$663,940
25,000	Catholic Health Initiatives, 5.50%, 3/1/32, Ser. A	NR/AA	25,718,000
18,305	Exempla, Inc., 5.625%, 1/1/33, Ser. A	A1/A-	16,446,676
2,000	Evergreen Country Day School, Inc. Project,
	5.875%, 6/1/37 (a)(d)	NR/BB	1,277,500
1,430	Public Auth. for Colorado Energy Rev., 6.50%, 11/15/38	A2/A	1,407,821

			57,292,407

	Florida—5.0%
8,500	Broward Cnty. Water & Sewer Utility Rev.,
	5.25%, 10/1/34, Ser. A (h)	Aa3/AA	8,599,365
1,000	Clearwater Water Rev., 5.25%, 12/1/39, Ser. A	A2/AA-	971,870
2,335	Hillsborough Cnty. Industrial Dev. Auth. Pollution Control Rev.,
	Tampa Electric Co. Project, 5.50%, 10/1/23	Baa2/BBB-	2,341,842
7,135	Jacksonville Health Facs. Auth. Rev.,
	Ascension Health, 5.25%, 11/15/32, Ser. A	Aa1/AA	7,002,717
3,000	Leesburg Hospital Rev., Leesburg Regional Medical
	Center Project, 5.50%, 7/1/32	Baa1/BBB+	2,441,430
990	Miami-Dade Cnty. Rev., 5.50%, 10/1/36, Ser. A	A2/A-	965,329
500	Sarasota Cnty. Health Fac. Auth. Rev., 5.75%, 7/1/37	NR/NR	354,625
7,900	State Board of Education, GO, 5.00%, 6/1/38, Ser. D (h)	Aa1/AAA	7,745,871
6,205	State Governmental Utility Auth. Rev.,
	Barefoot Bay Utilities System, 5.00%, 10/1/29 (AMBAC)	NR/NR	6,212,694
5,000	Sumter Landing Community Dev. Dist. Rev.,
	4.75%, 10/1/35, Ser. A (NPFGC)	Baa1/AA-	2,810,550
10,000	Tallahassee Water & Sewer Rev., 5.00%, 10/1/37 (h)	Aa2/AA	9,820,900
1,500	Winter Springs Water & Sewer Rev.,	NR/AA-
	zero coupon, 10/1/29 (FGIC-NPFGC)		530,415

			49,797,608

	Georgia—0.2%
2,775	Medical Center Hospital Auth. Rev.,
	Spring Harbor Green Island Project, 5.25%, 7/1/37	NR/NR	1,883,254

	Illinois—13.1%
2,935	Central Lake Cnty. JT Action Water Agcy. Rev.,
	5.125%, 5/1/28, Ser. A (AMBAC)	Aa3/NR	3,017,503
1,250	Chicago Motor Fuel Tax Rev., 5.00%, 1/1/38, Ser. A	Aa2/AAA	1,248,062
	Chicago, GO,
10,000	5.00%, 1/1/34, Ser. C (h)	Aa3/AA-	9,832,900
1,635	5.125%, 1/1/29, Ser. A (FGIC-NPFGC)	Aa3/NR	1,638,025
4,065	5.50%, 1/1/40, Ser. C (FGIC-NPFGC)	Aa3/AA-	4,084,553
	Chicago, Lake Shore East, Special Assessment,
3,162	6.625%, 12/1/22	NR/NR	2,515,086
6,700	6.75%, 12/1/32	NR/NR	4,963,829
5,000	Cicero, GO, 5.25%, 12/1/31 (NPFGC)	Baa1/AA-	5,126,500
6,440	Cook Cnty., GO, 5.00%, 11/15/28, Ser. A (FGIC-NPFGC)	Aa2/AA	6,449,596
	Finance Auth. Rev., Ser. A,
2,500	Christian Homes, Inc., 5.75%, 5/15/31	NR/NR	1,727,800

5.31.09 | PIMCO Municipal Income Funds II Annual Report 9

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2009

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

	Illinois—(continued)
$250	Leafs Hockey Club Project, 6.00%, 3/1/37	NR/NR	$100,153
700	OSF Healthcare Systems, 7.125%, 11/15/37	A2/A	732,697
1,500	Sedgebrook, Inc., 6.00%, 11/15/42	NR/NR	894,555
20,100	Health Facs. Auth. Rev., Elmhurst Memorial Healthcare,
	5.625%, 1/1/28	Baa1/NR	17,821,866
	Hillside, Tax Allocation, Mannheim Redev. Project,
4,500	6.55%, 1/1/20	NR/NR	3,773,520
2,900	7.00%, 1/1/28	NR/NR	2,253,909
68,470	State Sports Facs. Auth. Rev., zero coupon, 6/15/30,
	(converts to 5.50% on 6/15/10) (AMBAC)	NR/A	63,568,917

			129,749,471

	Indiana—0.1%
4,125	Fort Wayne Pollution Control Rev., General Motors Corp.
	Project, 6.20%, 10/15/25	Caa3/C	519,750
990	Vigo Cnty. Hospital Auth. Rev., Union Hospital, Inc.,
	5.80%, 9/1/47 (a)(d)	NR/NR	688,406

			1,208,156

	Iowa—3.8%
	Finance Auth. Rev.,
	Deerfield Retirement Community, Inc., Ser. A,
250	5.50%, 11/15/27	NR/NR	156,962
1,075	5.50%, 11/15/37	NR/NR	607,461
4,500	Edgewater LLC Project, 6.75%, 11/15/42	NR/NR	3,467,880
850	Wedum Walnut Ridge LLC Project, 5.625%, 12/1/45, Ser. A	NR/NR	442,578
46,000	Tobacco Settlement Auth. Rev., 5.60%, 6/1/34, Ser. B	Baa3/BBB	32,748,780

			37,423,661

	Kentucky—0.7%
	Economic Dev. Finance Auth. Hospital Facs. Rev.,
	Baptist Healthcare System, Ser. A,
2,000	5.375%, 8/15/24	Aa3/NR	2,103,280
2,500	5.625%, 8/15/27	Aa3/NR	2,591,100
2,500	Catholic Healthcare Partners, 5.25%, 10/1/30	A1/AA-	2,371,200

			7,065,580

	Louisiana—4.4%
	Public Facs. Auth. Rev., Ochsner Clinic Foundation Project,
	Ser. B,
4,000	5.50%, 5/15/32, (Pre-refunded @ $100, 5/15/26) (c)	Aaa/NR	4,717,040
3,300	5.50%, 5/15/47	A3/NR	2,593,503
44,395	Tobacco Settlement Financing Corp. Rev.,
	5.875%, 5/15/39, Ser.2001-B	Baa3/BBB	36,351,070

			43,661,613

	Maryland—0.5%
	Health & Higher Educational Facs. Auth. Rev.,
1,000	Adventist Healthcare, 5.75%, 1/1/25, Ser. A	Baa2/NR	980,810
1,010	King Farm Presbyterian Community, 5.30%, 1/1/37, Ser. A	NR/NR	580,497
4,050	Washington Cnty. Hospital, 6.00%, 1/1/43	NR/BBB-	3,523,905

			5,085,212

10 PIMCO Municipal Income Funds II Annual Report | 5.31.09

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2009

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

	Massachusetts—7.9%
$7,000	Boston Water Rev., 5.00%, 11/1/28, Ser. D (FGIC-NPFGC)	Aa2/AA+	$7,017,850
4,610	Dev. Finance Agcy. Rev., Adventcare Project,
	6.75%, 10/15/37, Ser. A	NR/NR	3,441,180
2,900	State College Building Auth. Rev., 5.50%, 5/1/39, Ser. A	A1/A+	3,000,630
	State Turnpike Auth. Rev., Ser. A,
4,295	4.75%, 1/1/34 (AMBAC)	Baa3/A	3,304,917
51,830	5.00%, 1/1/37 (NPFGC)	Baa1/AA-	41,747,510
10,325	5.00%, 1/1/39 (AMBAC)	Baa3/A	8,176,987
12,050	State Water Res. Auth. Rev., 4.75%, 8/1/37, Ser. A (FSA) (h)	Aaa/AAA	11,579,086

			78,268,160

	Michigan—2.9%
4,545	Garden City Hospital Finance Auth. Rev.,
	5.00%, 8/15/38, Ser. A	NR/NR	2,775,495
800	Public Educational Facs. Auth. Rev., 6.50%, 9/1/37 (a)(d)	NR/BBB-	620,568
3,000	Royal Oak Hospital Finance Auth. Rev.,
	William Beaumont Hospital, 8.25%, 9/1/39	A1/A	3,357,840
	State Hospital Finance Auth. Rev.,
5,000	Ascension Health, 5.25%, 11/15/26, Ser. B	Aa1/AA	4,999,850
	Oakwood Group, Ser. A,
13,500	5.75%, 4/1/32	A2/A	11,376,990
1,925	6.00%, 4/1/22	A2/A	1,798,836
6,000	Tobacco Settlement Finance Auth. Rev., 6.00%, 6/1/48, Ser. A	NR/BBB	4,137,240

			29,066,819

	Minnesota—0.5%
1,500	Minneapolis Rev., Providence Project, 5.75%, 10/1/37, Ser. A	NR/NR	1,012,830
280	Minneapolis, Tax Allocation, Grant Park Project, 5.35%, 2/1/30	NR/NR	183,117
	North Oaks Presbyterian Homes Rev.,
2,640	6.00%, 10/1/33	NR/NR	2,171,901
1,530	6.125%, 10/1/39	NR/NR	1,253,055
500	Oronoco Multifamily Housing Rev.,
	Wedum Shorewood Campus Project, 5.40%, 6/1/41	NR/NR	316,925

			4,937,828

	Mississippi—0.4%
3,605	Business Finance Corp. Pollution Control Rev.,
	System Energy Resources, Inc. Project, 5.875%, 4/1/22	Ba1/BBB	3,333,796
740	Dev. Bank Special Obligation Projects & Equipment
	Acquisitions Rev., 5.00%, 7/1/24, Ser. A2 (AMBAC)	NR/A	722,366

			4,056,162

	Missouri—0.1%
690	Hanley Road & North of Folk Ave. Transportation Dist. Rev.,
	5.00%, 10/1/25	NR/NR	503,058

	Nevada—0.3%
1,450	Clark Cnty., GO, 5.00%, 6/1/31 (FGIC-NPFGC)	Aa1/AA+	1,456,540
1,620	State, GO, 5.00%, 5/15/28, Ser. A (FGIC-NPFGC)	Aa1/AAA	1,547,375

			3,003,915

	New Hampshire—0.0%
360	Health & Education Facs. Auth. Rev.,
	Catholic Medical Center, 6.125%, 7/1/32, Ser. A	Baa1/BBB+	312,746

5.31.09 | PIMCO Municipal Income Funds II Annual Report 11

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2009

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

	New Jersey—2.9%
$950	Burlington Cnty. Bridge Commission Rev.,
	Evergreens Project, 5.625%, 1/1/38	NR/NR	$635,712
	Economic Dev. Auth. Rev.,
525	Arbor Glen, 6.00%, 5/15/28, Ser. A	NR/NR	404,880
	Kapkowski Road Landfill Project, Special Assessment,
4,000	5.75%, 10/1/21	Baa3/NR	3,338,040
11,405	5.75%, 4/1/31	Baa3/NR	8,641,683
	Health Care Facs. Financing Auth. Rev.,
1,500	St. Peters Univ. Hospital, 5.75%, 7/1/37	Baa2/BBB-	1,231,575
1,830	Trinitas Hospital, 5.25%, 7/1/30, Ser. A	Baa3/BBB-	1,361,465
3,300	State Educational Facs. Auth. Rev., Fairfield Dickinson Univ.,
	6.00%, 7/1/25, Ser. D	NR/NR	3,110,085
2,000	State Turnpike Auth. Rev., 5.25%, 1/1/40, Ser. E	A3/A+	2,026,960
13,150	Tobacco Settlement Financing Corp. Rev.,
	5.00%, 6/1/41, Ser. 1A	Baa3/BBB	7,940,364

			28,690,764

	New Mexico—0.5%
	Farmington Pollution Control Rev.,
2,000	5.80%, 4/1/22, Ser. A	Baa3/BB+	1,959,120
3,000	5.80%, 4/1/22, Ser. C	Baa3/BB+	2,938,680

			4,897,800

	New York—1.9%
1,200	Erie Cnty. Industrial Dev. Agcy. Rev.,
	Orchard Park, Inc. Project, 6.00%, 11/15/36, Ser. A	NR/NR	794,904
	Liberty Dev. Corp. Rev.,
10,000	5.25%, 10/1/35 (h)	A1/A	9,199,100
1,505	5.25%, 10/1/35	A1/A	1,384,465
1,100	Nassau Cnty. Industrial Dev. Agcy. Rev.,
	Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	NR/NR	860,552
	New York City Municipal Water Finance Auth. Rev. (h),
4,000	Second Gen. Resolution, 4.75%, 6/15/35, Ser. DD	Aa3/AA+	3,838,360
2,830	5.00%, 6/15/37, Ser. D	Aa2/AAA	2,834,330

			18,911,711

	North Carolina—0.1%
	Medical Care Commission Rev.,
550	Salemtowne, 5.10%, 10/1/30	NR/NR	370,420
1,000	Village at Brookwood, 5.25%, 1/1/32	NR/NR	633,580

			1,004,000

	North Dakota—0.3%
3,710	Stark Cnty. Healthcare Rev., Benedictine Living Communities,
	6.75%, 1/1/33	NR/NR	3,210,708

	Ohio—0.9%
1,000	Cnty. of Montgomery Rev., Miami Valley Hospital,
	6.25%, 11/15/39, Ser. A	Aa3/NR	1,042,010
7,500	Lorain Cnty. Hospital Rev., Catholic Healthcare,
	5.375%, 10/1/30	A1/AA-	7,218,375

12 PIMCO Municipal Income Funds II Annual Report | 5.31.09

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2009

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

	Ohio—(continued)
$1,000	State Higher Educational Fac. Commission Rev.,
	Univ. Hospital Health Systems, 6.75%, 1/15/39, Ser. A	A2/A	$1,054,030

			9,314,415

	Oregon—0.2%
1,000	Clackamas Cnty. Hospital Fac. Auth. Rev.,
	Legacy Health Systems, 5.50%, 7/15/35, Ser. A	A2/A+	976,920
1,155	State Department of Administrative Services, CP,
	5.25%, 5/1/39, Ser. A	Aa3/AA-	1,179,105

			2,156,025

	Pennsylvania—4.1%
	Cumberland Cnty. Auth. Retirement Community Rev.,
	Messiah Village Project, Ser. A,
750	5.625%, 7/1/28	NR/BBB-	577,148
670	6.00%, 7/1/35	NR/BBB-	517,562
3,250	Harrisburg Auth. Rev., Harrisburg Univ. of Science,
	6.00%, 9/1/36, Ser. B	NR/NR	2,651,837
	Montgomery Cnty. Higher Education & Health Auth.
	Hospital Rev., Abington Memorial Hospital, Ser. A,
5,000	5.125%, 6/1/27	NR/A	4,492,050
3,750	5.125%, 6/1/32	NR/A	3,182,100
11,600	Philadelphia Hospitals & Higher Education Facs. Auth. Rev.,
	Temple Univ. Hospital, 6.625%, 11/15/23, Ser. A	Baa3/BBB	11,016,288
500	Philadelphia Water Rev., 5.25%, 1/1/36, Ser. A	A3/A	493,625
17,000	Philadelphia, GO, 5.25%, 12/15/32, Ser. A (FSA)	Aa3/AAA	17,024,990
500	Pittsburgh & Allegheny Cntys. Public Auditorium Auth. Rev.,
	5.00%, 2/1/29, (AMBAC)	NR/A	491,975

			40,447,575

	Rhode Island—6.0%
76,200	Tobacco Settlement Financing Corp. Rev.,
	6.25%, 6/1/42, Ser. A	Baa3/BBB	59,747,658

	South Carolina—1.4%
	Jobs-Economic Dev. Auth. Rev., Ser. B,
500	Anmed Health, 5.50%, 2/1/38	NR/AAA	490,065
13,850	Bon Secours, 5.625%, 11/15/30	A3/A-	12,371,097
1,000	State Public Service Auth. Rev., 5.25%, 1/1/39, Ser. A	Aa2/AA-	1,028,000

			13,889,162

	Tennessee—0.4%
	State Energy Acquisition Corp. Rev.,
3,000	5.00%, 2/1/23, Ser. C	Baa1/A	2,641,620
700	5.25%, 9/1/21, Ser. A	Ba1/BBB+	649,054
700	5.25%, 9/1/22, Ser. A	Ba1/BBB+	639,842
500	Sullivan Cnty. Health Educational & Housing Facs. Rev.,
	Wellmont Health Systems Project, 5.25%, 9/1/36, Ser. C	NR/BBB+	332,355

			4,262,871

	Texas—12.3%
10	Arlington Independent School Dist., GO,
	5.00%, 2/15/24 (PSF-GTD)	Aaa/NR	10,009

5.31.09 | PIMCO Municipal Income Funds II Annual Report 13

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2009

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

	Texas—(continued)
	Aubrey Independent School Dist., GO (PSF-GTD),
$130	5.50%, 2/15/33	Aaa/NR	$136,635
2,850	5.50%, 2/15/33, (Pre-refunded @ $100, 8/15/14) (c)	Aaa/NR	3,351,002
6,500	Brazos Cnty. Health Facs. Dev. Corp. Rev.,
	Franciscan Services Corp., 5.375%, 1/1/32	NR/A-	5,204,550
2,500	Dallas Water Rev., 5.25%, 8/15/38	Aa2/AAA	2,485,000
700	HFDC of Central Texas, Inc. Rev.,
	Village at Gleannloch Farms, 5.50%, 2/15/37, Ser. A	NR/NR	475,300
5,500	Houston Rev., 5.00%, 7/1/25, Ser. C (FGIC-NPFGC)	A1/AA-	5,500,000
770	Keller Independent School Dist., GO,
	4.875%, 8/15/31 (PSF-GTD)	Aaa/AAA	770,239
3,170	Little Elm Independent School Dist.,
	GO, 5.30%, 8/15/29, Ser. A (PSF-GTD)	NR/AAA	3,317,690
	Municipal Gas Acquisition & Supply Corp. I Rev.,
450	5.25%, 12/15/25, Ser. A	A2/A	392,152
15,300	6.25%, 12/15/26, Ser. D	A2/A	14,980,995
6,250	North Dallas Thruway Auth. Rev., 4.75%, 1/1/29 (FGIC-NPFGC)	A2/AA-	6,234,000
	North Harris Cnty. Regional Water Auth. Rev.,
10,300	5.25%, 12/15/33	A3/A+	9,995,738
10,300	5.50%, 12/15/38	A3/A+	10,195,867
	North Texas Tollway Auth. Rev.,
5,000	5.625%, 1/1/33, Ser. B	A2/A-	4,970,700
1,200	5.75%, 1/1/33, Ser. F	A3/BBB+	1,174,188
2,000	Sabine River Auth. Rev., 5.20%, 5/1/28, Ser. C	Caa2/CCC	1,064,120
10,000	San Antonio Electric & Gas System Rev., 5.00%, 2/1/32 (h)	Aa1/AA	10,132,600
1,000	State Public Finance Auth. Rev., 5.875%, 12/1/36, Ser. A	Baa3/BBB-	719,240
8,880	State Turnpike Auth. Central Turnpike System Rev.,
	5.00%, 8/15/42, Ser. A (AMBAC)	Baa1/A	7,459,289
3,250	State Water Financial Assistance, GO, 5.00%, 8/1/36	Aa1/AA	3,275,285
	State, Mobility Fund, GO (h),
10,025	4.75%, 4/1/35, Ser. A	Aa1/AA	9,892,168
17,500	4.75%, 4/1/36	Aa1/AA	17,569,826
3,000	Tarrant Cnty. Cultural Education Facs. Finance Corp. Rev.,
	Baylor Health Care Systems Project, 6.25%, 11/15/29	Aa2/AA-	3,238,890

			122,545,483

	Virginia—0.2%
1,000	Fairfax Cnty. Industrial Dev. Auth. Rev.,
	Inova Health System, 5.50%, 5/15/35, Ser. A	Aa2/AA+	1,029,310
2,050	James City Cnty. Economic Dev. Auth. Rev.,
	5.50%, 7/1/37, Ser. A	NR/NR	1,217,926

			2,247,236

	Washington—2.0%
6,350	Central Puget Sound Regional Transportation Auth. Rev.,
	4.75%, 2/1/28, (FGIC-NPFGC)	Aa2/AAA	6,380,798
	Health Care Facs. Auth. Rev.,
1,300	Multicare Health Systems, 6.00%, 8/15/39, Ser. B	Aa2/AAA	1,319,669
1,000	Seattle Cancer Care Alliance, 7.375%, 3/1/38	A3/NR	1,057,120

14 PIMCO Municipal Income Funds II Annual Report | 5.31.09

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2009

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

	Washington—(continued)
$13,000	Virginia Mason Medical Center, 6.125%, 8/15/37, Ser. A	Baa2/BBB	$11,020,100

			19,777,687

	Wisconsin—1.9%
	Badger Tobacco Asset Securitization Corp. Rev.,
1,125	6.00%, 6/1/17, (Pre-refunded @ $100, 6/1/12) (c)	Aaa/AAA	1,252,035
5,520	6.125%, 6/1/27	Aaa/AAA	5,881,726
	Health & Educational Facs. Auth. Rev.,
90	Froedert & Community Health, 5.375%, 10/1/30	NR/AA-	89,036
1,000	Prohealth Care, Inc., 6.625%, 2/15/39	A1/A+	1,023,200
10,000	State Rev., 6.00%, 5/1/36, Ser. A	A1/AA-	10,581,200

			18,827,197

	Total Municipal Bonds & Notes (cost—$1,035,370,952)		965,192,554

VARIABLE RATE NOTES (f)—0.8%
	Florida—0.3%
2,830	Highlands Cnty. Health Facs. Auth. Rev., Adventist
	Health System, 5.00%, 11/15/31, Ser. C	A1/A+	2,538,878

	Illinois—0.5%
5,000	State, GO, 7.97%, 4/1/27, Ser. 783 (FSA) (a)(e)	Aa3/NR	5,205,000

	Total Variable Rate Notes (cost—$7,822,419)		7,743,878

SHORT-TERM INVESTMENTS (g)—2.1%
	Corporate Notes—2.1%
900	American General Finance Corp., 3.875%, 10/1/09	Baa2/BB+	838,596
	CIT Group, Inc.,
2,200	0.974%, 8/17/09, FRN	Ba2/BBB-	2,144,991
6,485	4.125%, 11/3/09	Ba2/BBB-	6,252,928
7,800	Goldman Sachs Group, Inc., 0.934%, 11/16/09, FRN	A1/A	7,788,706
	International Lease Finance Corp., FRN,
1,400	0.881%, 5/24/10	Baa2/BBB+	1,287,948
1,200	1.531%, 1/15/10	Baa2/BBB+	1,142,966
2,000	National City Bank, 1.414%, 9/9/09, FRN	A1/A+	1,988,298

	Total Corporate Notes (cost—$21,087,058)		21,444,433

	Total Investments (cost—$1,064,280,429)—100.0%		$994,380,865

5.31.09 | PIMCO Municipal Income Funds II Annual Report 15

PIMCO California Municipal Income Fund II Schedule of Investments
May 31, 2009

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

CALIFORNIA MUNICIPAL BONDS & NOTES—91.2%
$5,300	Assoc. of Bay Area Gov’t Finance Auth. Rev.,
	Odd Fellows Home, 5.20%, 11/15/22, Ser. A (CA Mtg. Ins.)	NR/A	$5,359,837
2,000	Bay Area Gov’t Assoc. Lease Rev.,
	5.00%, 7/1/32, Ser. 2002-1 (AMBAC)	NR/AA-	2,015,080
	Bay Area Toll Auth. Rev.,
5,000	5.00%, 4/1/34, Ser. F1	Aa3/AA	4,915,850
20,000	San Francisco Bay Area, 5.00%, 4/1/39, Ser. F-1 (h)	Aa3/AA	19,543,800
1,410	Community College Financing Auth. Lease Rev.,
	5.00%, 8/1/27, Ser. A (AMBAC)	NR/A	1,408,238
9,945	Coronado Community Dev. Agcy.,
	Tax Allocation, 4.875%, 9/1/35 (AMBAC)	NR/A	7,848,594
	Corona-Norco Unified School Dist. Public Financing Auth., Special Tax,
1,110	5.10%, 9/1/25 (AMBAC)	NR/A	1,113,197
305	5.65%, 9/1/16, Ser. A	NR/NR	284,169
160	5.75%, 9/1/17, Ser. A	NR/NR	147,517
530	6.00%, 9/1/20, Ser. A	NR/NR	456,563
1,000	6.00%, 9/1/25, Ser. A	NR/NR	812,840
4,150	6.10%, 9/1/32, Ser. A	NR/NR	3,443,463
3,000	Dinuba Financing Auth. Lease Rev., 5.10%, 8/1/32 (NPFGC)	Baa1/AA-	3,091,650
8,300	El Dorado Irrigation Dist. & El Dorado Water Agcy., CP,
	5.75%, 8/1/39, Ser. A	Aa2/AAA	8,391,466
1,500	Foothill Eastern Corridor Agcy. Toll Road Rev., zero coupon,
	1/15/27, (converts to 5.875% on 7/15/09) (IBC-NPFGC)	Baa1/AA-	1,142,460
1,440	Fremont Community Dist., Special Tax, 5.30%, 9/1/30	NR/NR	1,063,166
	Golden State Tobacco Securitization Corp. Rev.,
13,885	5.00%, 6/1/45 (AMBAC-TCRS)	A2/A	11,522,606
1,500	5.00%, 6/1/45, Ser. A	A3/A	1,244,790
6,000	5.00%, 6/1/45, Ser. A (FGIC-TCRS)	A2/A	4,979,160
	Health Facs. Financing Auth. Rev., Ser. A,
	Adventist Health System,
500	5.00%, 3/1/33	NR/A	438,595
250	5.75%, 9/1/39	NR/A	246,448
	Catholic Healthcare West,
495	5.00%, 7/1/28	A2/A	450,069
3,000	6.00%, 7/1/39	A2/A	3,011,850
175	Infrastructure & Economic Dev. Bank Rev., 5.25%, 2/1/38	A1/A+	162,997
5,300	Livermore-Amador Valley Water Management Agcy. Rev.,
	5.00%, 8/1/31, Ser. A (AMBAC)	A1/A	5,093,724
7,500	Long Beach Bond Finance Auth. Rev., 5.50%, 11/15/37, Ser. A	A2/A	6,376,350
10,000	Long Beach Unified School Dist., GO, 5.25%, 8/1/33, Ser. A (h)	Aa3/AA-	10,085,500
	Los Angeles, CP (NPFGC),
9,895	5.00%, 2/1/27	A1/AA-	9,916,274
2,685	5.00%, 10/1/27, Ser. AU	A2/AA-	2,692,142
10,000	Los Angeles Community College Dist., GO,
	5.00%, 8/1/33, Ser. F-1 (h)	Aa2/AA	9,806,800
	Los Angeles Department of Water & Power Rev.,
15,000	4.75%, 7/1/30, Ser. A-2 (FSA) (h)	Aaa/AAA	15,022,950
16,950	5.125%, 7/1/41, Ser. A (FGIC-TCRS)	Aa3/AA	16,725,921
11,000	Los Angeles Unified School Dist., GO, 5.00%, 1/1/34, Ser. I	Aa3/AA-	10,740,950

16 PIMCO Municipal Income Funds II Annual Report | 5.31.09

PIMCO California Municipal Income Fund II Schedule of Investments
May 31, 2009

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

	Manteca Redev. Agcy., Tax Allocation,
$7,295	5.00%, 10/1/32 (FSA)	Aa3/AAA	$7,584,684
10,000	5.00%, 10/1/36 (AMBAC)	NR/A	8,809,400
5,330	Manteca Unified School Dist., Special Tax,
	5.00%, 9/1/29, Ser. C (NPFGC)	Baa1/AA-	5,364,485
4,000	Merced Cnty., CP, Juvenile Justice Correctional Fac.,
	5.00%, 6/1/32 (AMBAC)	A3/NR	3,930,240
5,000	Metropolitan Water Dist. Rev., 5.00%, 7/1/37, Ser. A (h)	Aa2/AAA	5,089,550
4,700	Moreno Valley Unified School Dist. Community Facs. Dist., Special Tax, 5.20%, 9/1/36	NR/NR	3,260,155
10,000	Placentia-Yorba Linda Unified School Dist., CP, 5.00%, 10/1/32 (FGIC-NPFGC)	A2/AA-	9,717,600
	Riverside Unified School Dist. Community Facs. Dist. No. 15, Special Tax, Ser. A,
1,000	5.15%, 9/1/25	NR/NR	763,470
1,000	5.25%, 9/1/30	NR/NR	738,940
1,000	5.25%, 9/1/35	NR/NR	716,840
3,510	Riverside, CP, 5.00%, 9/1/33 (AMBAC)	NR/A+	3,252,015
	Roseville Redev. Agcy., Tax Allocation (NPFGC),
3,730	5.00%, 9/1/27, Ser. B	A3/AA-	3,359,499
3,365	5.00%, 9/1/32	A3/AA-	2,826,364
2,030	5.00%, 9/1/33	A3/AA-	1,687,092
7,500	San Bernardino Community College Dist., GO,
	6.25%, 8/1/33, Ser. A	Aa3/AA-	8,158,725
8,000	San Diego Cnty. Water Auth., CP, 5.00%, 5/1/29, Ser. A (NPFGC)	Aa3/AA+	8,156,000
	San Diego Public Facs. Financing Auth. Lease Rev.,
655	5.00%, 5/15/29, Ser. A (FGIC-NPFGC)	A2/AA-	644,428
1,500	Fire & Life Safety Facs., 5.00%, 4/1/32, Ser. B (NPFGC)	Baa1/AA-	1,331,325
1,000	San Diego Public Facs. Financing Auth. Rev.,
	5.25%, 5/15/39, Ser. A	A2/A+	992,500
	San Diego Public Facs. Financing Auth. Water Rev.,
11,000	5.00%, 8/1/32 (NPFGC)	A2/AA-	10,590,360
4,000	5.25%, 8/1/38, Ser. A	A1/AA-	3,946,800
2,800	San Diego Regional Building Auth. Rev.,
	Cnty. Operations Center & Annex, 5.375%, 2/1/36, Ser. A	A1/AA+	2,807,112
5,000	San Diego Unified School Dist., GO,
	4.75%, 7/1/27, Ser. D-2 (FSA)	Aa2/AAA	5,046,600
300	San Francisco City & Cnty.,	A1/AA-	298,050
5,585	5.25%, 4/1/31, CP, Ser. A
	Airports Commission Rev., 4.50%, 5/1/28, Ser. 2 (NPFGC)	A1/AA-	4,925,188
	San Jose Libraries & Parks, GO,
14,970	5.00%, 9/1/32, Ser. 760 (NPFGC) (h)	Aaa/AAA	15,134,071
10,190	5.125%, 9/1/31	Aa1/AAA	10,334,698
9,150	San Jose Unified School Dist., GO,
	Santa Clara Cnty., 5.00%, 8/1/27, Ser. A (FSA)	Aa3/AAA	9,334,190
1,730	San Rafael City High School Dist., GO,
	5.00%, 8/1/27, Ser. B (FSA)	Aa3/AAA	1,764,825
3,280	San Rafael Elementary School Dist., GO,
	5.00%, 8/1/27, Ser. B (FSA)	Aa3/AAA	3,346,026

5.31.09 | PIMCO Municipal Income Funds II Annual Report 17

PIMCO California Municipal Income Fund II Schedule of Investments
May 31, 2009

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

$1,260	Santa Cruz Cnty., CP, 5.25%, 8/1/32	A3/NR	$1,307,124
1,500	Santa Cruz Cnty. Redev. Agcy., Tax Allocation,
	7.00%, 9/1/36, Ser. A	A2/A	1,608,630
	State, GO,
2,500	5.00%, 9/1/31	A2/A	2,295,250
1,400	5.00%, 12/1/37	A2/A	1,237,068
7,000	5.00%, 4/1/38	A2/A	6,172,740
11,000	6.00%, 4/1/38	A2/A	11,336,490
7,915	State Public Works Board Rev., Regents Univ.,
	5.00%, 3/1/33, Ser. A	Aa2/AA-	7,554,630
	Statewide Communities Dev. Auth. Rev.,
3,495	Bentley School, 6.75%, 7/1/32 (a)(b)	NR/NR	2,924,197
	Catholic Healthcare West,
1,800	5.50%, 7/1/31, Ser. D	A2/A	1,737,108
1,800	5.50%, 7/1/31, Ser. E	A2/A	1,737,090
1,250	Huntington Park Chapter School Project, 5.25%, 7/1/42, Ser. A	NR/NR	816,850
9,700	Jewish Home, 5.50%, 11/15/33 (CA St. Mtg.)	NR/A	9,200,741
2,770	Kaiser Permanente, 5.50%, 11/1/32, Ser. A	NR/A+	2,560,865
	Methodist Hospital Project (FHA),
2,000	6.25%, 8/1/24	Aa2/AA	2,146,000
2,400	6.625%, 8/1/29	Aa2/AA	2,594,232
8,800	6.75%, 2/1/38	Aa2/AA	9,441,168
500	Peninsula Project, 5.00%, 11/1/29	NR/NR	331,015
3,700	St. Joseph, 5.75%, 7/1/47, Ser. A (FGIC)	Aa3/AA-	3,559,585
1,365	Windrush School, 5.50%, 7/1/37	NR/NR	950,258
1,510	Statewide Financing Auth. Tobacco Settlement Rev.,
	5.625%, 5/1/29, Ser. A	Baa3/NR	1,199,000
	Tobacco Securitization Agcy. Rev.,
4,500	Alameda Cnty., 6.00%, 6/1/42	Baa3/NR	3,143,340
1,800	Stanislaus Funding, 5.875%, 6/1/43, Ser. A	Baa3/NR	1,230,498
	Univ. Rev.,
5,500	4.75%, 5/15/35, Ser. F (FSA) (h)	Aaa/AAA	5,194,365
5,000	4.75%, 5/15/35, Ser. G (FGIC-NPFGC) (h)	Aa1/AA	4,722,150
5,650	4.75%, 5/15/38, Ser. B	Aa2/AA-	5,122,799
	Ventura Cnty. Community College Dist., GO,
10,000	5.00%, 8/1/27, Ser. A (NPFGC) (h)	Aa3/AA	10,126,600
5,000	5.50%, 8/1/33, Ser. C	Aa3/AA	5,111,500
1,555	Ventura Unified School Dist., GO, 5.00%, 8/1/32, Ser. F (FSA)	Aa3/AAA	1,558,048

	Total California Municipal Bonds & Notes (cost—$412,653,759)		420,385,589

CALIFORNIA VARIABLE RATE NOTES (a)(d)(f)—2.4%
6,035	Desert Community College Dist., GO,
	7.84%, 8/1/32, Ser. 3016 (FSA) (e)	NR/AAA	5,903,015
5,000	San Diego Community College Dist., GO, 8.215%, 8/1/33	NR/AA+	5,203,500

	Total California Variable Rate Notes (cost—$10,977,691)		11,106,515

18 PIMCO Municipal Income Funds II Annual Report  | 5.31.09

PIMCO California Municipal Income Fund II Schedule of Investments
May 31, 2009

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

OTHER MUNICIPAL BONDS & NOTES—1.6%
	New York—0.7%
$1,250	Liberty Dev. Corp. Rev., 5.25%, 10/1/35	A1/A	$1,149,887
1,900	New York City Municipal Water Finance Auth. Rev.,
	5.00%, 6/15/37, Ser. D (h)	Aa2/AAA	1,902,907

			3,052,794

	Puerto Rico—0.9%
2,200	Aqueduct & Sewer Auth. Rev., 6.00%, 7/1/38, Ser. A	Baa3/BBB-	2,187,878
2,505	Public Building Auth. Rev., Gov’t Facs.,
	5.00%, 7/1/36, Ser. I (GTD)	Baa3/BBB-	2,095,608

			4,283,486

	Total Other Municipal Bonds & Notes (cost—$7,190,749)		7,336,280

CORPORATE BONDS & NOTES (g)—0.9%
5,000	SLM Corp., 1.252%, 7/26/10, FRN (cost—$4,539,087)	Ba1/BBB-	4,400,255

SHORT-TERM INVESTMENTS (g)—3.9%
	Corporate Notes—3.9%
500	American General Finance Corp., 3.875%, 10/1/09	Baa2/BB+	465,887
	CIT Group, Inc.,
1,100	0.974%, 8/17/09, FRN	Ba2/BBB-	1,072,496
9,200	4.125%, 11/3/09	Ba2/BBB-	8,870,769
2,900	Goldman Sachs Group, Inc., 0.934%, 11/16/09, FRN	A1/A	2,895,801
	International Lease Finance Corp.,
700	0.881%, 5/24/10, FRN	Baa2/BBB+	643,974
500	1.531%, 1/15/10, FRN	Baa2/BBB+	476,236
1,839	4.375%, 11/1/09	Baa2/BBB+	1,763,516
1,651	4.75%, 7/1/09	Baa2/BBB+	1,625,089

	Total Corporate Notes (cost—$17,633,681)		17,813,768

	Total Investments (cost—$452,994,967)—100.0%		$461,042,407

5.31.09 | PIMCO Municipal Income Funds II Annual Report 19

PIMCO New York Municipal Income Fund II Schedule of Investments
May 31, 2009

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

NEW YORK MUNICIPAL BONDS & NOTES—85.8%
$2,400	Erie Cnty. Industrial Dev. Agcy. Rev.,
	Orchard Park, Inc. Project, 6.00%, 11/15/36, Ser. A	NR/NR	$1,589,808
	Liberty Dev. Corp. Rev., Goldman Sachs Headquarters,
4,120	5.25%, 10/1/35 (h)	A1/A	3,790,029
3,000	5.25%, 10/1/35	A1/A	2,759,730
3,500	5.50%, 10/1/37	A1/A	3,331,160
	Metropolitan Transportation Auth. Rev.,
1,850	5.00%, 11/15/30, Ser. A (FSA)	Aa3/AAA	1,869,203
2,000	5.00%, 11/15/34, Ser. B	NR/AA	1,980,060
8,000	5.25%, 11/15/31, Ser. E	A2/A	8,012,240
7,000	5.35%, 7/1/31, Ser. B	A1/AAA	7,019,320
5,000	5.50%, 11/15/39, Ser. A	NR/AA	5,129,500
3,570	Mortgage Agcy. Rev., 4.75%, 10/1/27, Ser. 128	Aa1/NR	3,513,987
2,400	Nassau Cnty. Industrial Dev. Agcy. Rev.,
	Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	NR/NR	1,877,568
	New York City Health & Hospital Corp. Rev., Ser. A,
1,100	5.375%, 2/15/26	A1/A+	1,109,108
2,000	5.45%, 2/15/26	A1/A+	2,020,300
	New York City Industrial Dev. Agcy. Rev.,
975	Eger Harbor Project, 4.95%, 11/20/32, Ser. A (GNMA)	NR/AA+	920,985
1,415	Liberty Interactive Corp., 5.00%, 9/1/35	Ba2/BB+	997,886
1,500	Queens Baseball Stadium, 6.50%, 1/1/46	Aa2/AAA	1,616,235
1,190	Staten Island Univ. Hospital Project, 6.45%, 7/1/32, Ser. C	Ba2/NR	1,036,252
1,500	United Jewish Appeal Fed. Project, 5.00%, 7/1/27, Ser. A	Aa1/NR	1,543,950
	Yankee Stadium,
5,000	5.00%, 3/1/31 (FGIC)	Baa3/BBB-	4,256,550
2,400	5.00%, 3/1/36 (NPFGC)	Baa1/AA-	1,953,792
4,900	7.00%, 3/1/49	Aa2/AAA	5,359,179
1,500	New York City Municipal Water Finance Auth. Rev.,
	5.25%, 6/15/40, Ser. EE	Aa3/AA+	1,536,405
	New York City Transitional Finance Auth. Rev.,
10,000	5.00%, 11/1/27, Ser. B	Aa1/AAA	10,171,900
5,000	5.25%, 1/15/39, Ser. S-3	A1/AA-	4,933,100
	New York City Trust for Cultural Res. Rev.,
2,700	Julliard School, 5.00%, 1/1/34, Ser. A	Aa2/AA	2,738,907
7,785	Wildlife Conservation Society, 5.00%, 2/1/34 (FGIC-NPFGC)	Aa3/AA-	7,852,107
4,000	New York City, GO, 5.00%, 3/1/33, Ser. I	Aa3/AA	3,966,720
3,600	Port Auth. of New York & New Jersey Rev.,
	5.00%, 4/15/32, Ser. 125 (FSA)	Aa3/AAA	3,671,388
	State Dormitory Auth. Rev.,
3,000	5.00%, 3/15/38, Ser. A	NR/AAA	2,986,170
80	5.25%, 9/1/28, (Pre-refunded @ $102, 9/1/09) (Radian) (c)	Baa3/BBB-	82,514
1,320	5.25%, 9/1/28 (Radian)	Baa3/BBB-	1,234,900
7,490	5.50%, 5/15/31, Ser. A (AMBAC)	A1/AA-	7,781,810
2,600	Catholic Health of Long Island, 5.10%, 7/1/34	Baa1/BBB	2,089,880
2,000	Kaleida Health Hospital, 5.05%, 2/15/25 (FHA)	NR/AAA	1,995,560
5,300	Lenox Hill Hospital, 5.50%, 7/1/30	Ba1/NR	4,387,764

20 PIMCO Municipal Income Funds II Annual Report  | 5.31.09

PIMCO New York Municipal Income Fund II Schedule of Investments
May 31, 2009

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

	Memorial Sloan-Kettering Cancer Center,
$2,750	5.00%, 7/1/35, Ser. 1	Aa2/AA	$2,691,068
2,000	5.00%, 7/1/36, Ser. A1	Aa2/AA	1,950,660
1,000	New York Univ. Hospital, 5.625%, 7/1/37, Ser. B	Baa2/BB+	876,060
5,850	North General Hospital, 5.00%, 2/15/25	NR/AA-	5,851,521
5,000	Rochester General Hospital, 5.00%, 12/1/35 (Radian)	NR/BBB-	4,004,800
	Teachers College,
4,270	5.00%, 7/1/32 (NPFGC)	A1/NR	4,331,787
3,000	5.50%, 3/1/39	A1/NR	3,013,200
3,000	Yeshiva Univ., 5.125%, 7/1/34 (AMBAC)	Aa2/NR	2,851,680
5,000	State Environmental Facs. Corp. Rev., 5.125%, 6/15/38, Ser. A	Aa1/AA+	5,076,350
1,000	State Thruway Auth. Rev., 4.75%, 1/1/29, Ser. G (FSA)	Aa3/AAA	982,450
6,000	State Urban Dev. Corp. Rev., 5.00%, 3/15/36, Ser. B-1 (h)	NR/AAA	6,022,620
	Triboro Bridge & Tunnel Auth. Rev.,
710	5.00%, 1/1/32, Ser. A (FGIC-TCRS)	Aa2/AA-	712,868
5,000	5.25%, 11/15/34, Ser. A-2 (h)	Aa2/AA-	5,127,150
1,815	Ulster Cnty. Industrial Dev. Agcy. Rev., 6.00%, 9/15/37, Ser. A	NR/NR	1,284,929
2,000	Warren & Washington Cntys. Industrial Dev. Agcy. Rev.,
	Glens Falls Hospital Project, 5.00%, 12/1/35, Ser. A (FSA)	Aa3/AAA	2,006,380
750	Westchester Cnty. Industrial Dev. Agcy. Continuing
	Care Retirement Rev., Kendal on Hudson Project,
	6.50%, 1/1/34, Ser. A, (Pre-refunded @ $100, 1/1/13) (c)	NR/NR	869,055

	Total New York Municipal Bonds & Notes (cost—$167,715,075)		164,768,545

OTHER MUNICIPAL BONDS & NOTES—7.2%
	California—0.5%
1,000	Health Facs. Financing Auth. Rev.,
	Catholic Healthcare West, 6.00%, 7/1/39, Ser. A	A2/A	1,003,950

	Florida—1.0%
1,000	Clearwater Water Rev., 5.25%, 12/1/39, Ser. A	A2/AA-	971,870
1,000	Miami-Dade Cnty. Rev., 5.50%, 10/1/36, Ser. A	A2/A-	975,080

			1,946,950

	Louisiana—0.5%
1,000	Parish of East Baton Rouge Rev., 5.25%, 2/1/39, Ser. A	A1/AA-	988,070

	Puerto Rico—5.2%
4,600	Aqueduct & Sewer Auth. Rev., 6.00%, 7/1/38, Ser. A	Baa3/BBB-	4,574,654
5,675	Children’s Trust Fund Tobacco Settlement Rev.,
	5.625%, 5/15/43	Baa3/BBB	3,974,827
	Sales Tax Financing Corp. Rev., Ser. A,
14,250	zero coupon, 8/1/54 (AMBAC)	A1/AA-	745,845
12,900	zero coupon, 8/1/56	A1/A+	592,497

			9,887,823

	Total Other Municipal Bonds & Notes (cost—$16,434,218)		13,826,793

5.31.09 | PIMCO Municipal Income Funds II Annual Report 21

PIMCO New York Municipal Income Fund II Schedule of Investments
May 31, 2009

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

NEW YORK VARIABLE RATE NOTES (a)(d)(f)—3.0%
	JP Morgan Chase Putters/Drivers Trust Rev.,
$5,000	7.804%, 7/1/33, Ser. 3382	Aa1/NR	$5,241,700
500	8.295%, 6/15/31, Ser. 3223	NR/AA+	535,255

	Total New York Variable Rate Notes (cost—$5,393,458)		5,776,955

CORPORATE BONDS & NOTES (g)—2.5%
4,300	American General Finance Corp., 4.625%, 9/1/10	Baa2/BB+	3,223,306
1,900	CIT Group, Inc., 5.80%, 7/28/11	Ba2/BBB-	1,484,702

	Total Corporate Bonds & Notes (cost—$4,402,252)		4,708,008

SHORT-TERM INVESTMENTS (g)—1.5%
	Corporate Notes—1.5%
700	American General Finance Corp., 1.542%, 10/2/09, FRN	Baa2/BB+	556,648
1,900	CIT Group, Inc., 4.125%, 11/3/09	Ba2/BBB-	1,832,007
	International Lease Finance Corp., FRN,
300	0.881%, 5/24/10	Baa2/BBB+	275,989
200	1.531%, 1/15/10	Baa2/BBB+	190,494

	Total Corporate Notes (cost—$2,860,699)		2,855,138

	Total Investments (cost—$196,805,702)—100.0%		$191,935,439

22 PIMCO Municipal Income Funds II Annual Report | 5.31.09

PIMCO Municipal Income Funds II Notes to Schedule of Investments
May 31, 2009

Notes to Schedule of Investments:
*	Unaudited.

(a)

Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $11,708,783, representing 1.18% of total investments in PIMCO Municipal Income Fund II, $14,030,712, representing 3.04% of total investments in PIMCO California Municipal Income Fund II and $5,776,955, representing 3.01% of total investments in PIMCO New York Municipal Income Fund II.

(b)	Illiquid security.
(c)

Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate).

(d)

144A Security—exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)

Inverse Floater—The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index. The interest rate disclosed reflects the rate in effect on May 31, 2009.

(f)

Variable Rate Notes—Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on May 31, 2009.

(g)	All or partial amount segregated as collateral for reverse repurchase agreements.
(h)

Residual Interest Bonds held in Trust—Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

Glossary:
AMBAC — insured by American Municipal Bond Assurance Corp.
CA Mtg. Ins. — insured by California Mortgage Insurance
CA St. Mtg. — insured by California State Mortgage
CP — Certificates of Participation
FGIC — insured by Financial Guaranty Insurance Co.
FHA — insured by Federal Housing Administration
FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on May 31, 2009.
FSA — insured by Financial Security Assurance, Inc.
GNMA — insured by Government National Mortgage Association
GO — General Obligation Bond
GTD — Guaranteed
IBC — Insurance Bond Certificate
NPFGC — insured by National Public Finance Guarantee Corporation
NR — Not Rated
PSF — Public School Fund
Radian — insured by Radian Guaranty, Inc.
TCRS — Temporary Custodian Receipts

See accompanying Notes to Financial Statements | 5.31.09 | PIMCO Municipal Income Funds II Annual Report 23

PIMCO Municipal Income Funds II Statements of Assets and Liabilities
May 31, 2009

	Municipal II	California Municipal II	New York Municipal II

Assets:
Investments, at value (cost— $1,064,280,429, $452,994,967 and $196,805,702, respectively)	$994,380,865	$461,042,407	$191,935,439

Cash	—	172,465	1,517,165

Interest receivable	17,802,442	6,636,778	2,672,394

Receivable for investments sold	1,560,000	349,600	15,000

Prepaid expenses and other assets	46,317	27,905	33,289

Total Assets	1,013,789,624	468,229,155	196,173,287

Liabilities:

Payable for floating rate notes	89,161,972	51,012,500	8,186,394

Payable for reverse repurchase agreements	17,746,000	18,406,000	5,679,000

Dividends payable to common and preferred shareholders	3,898,871	2,178,471	713,876

Payable to custodian for cash overdraft	518,002	—	—

Investment management fees payable	453,207	201,212	91,623

Interest payable	356,955	196,908	118,873

Payable to broker for collateral	300,000	—	—

Interest payable for reverse repurchase agreements	5,236	7,236	2,550

Accrued expenses and other liabilities	303,090	1,812,311	255,094

Total Liabilities	112,743,333	73,814,638	15,047,410

Preferred shares ($0.00001 par value and $25,000 net asset and liquidation value per share applicable to an aggregate of 14,680, 6,520 and 3,160 shares issued and outstanding, respectively)	367,000,000	163,000,000	79,000,000

Net Assets Applicable to Common Shareholders	$534,046,291	$231,414,517	$102,125,877

Composition of Net Assets Applicable to Common Shareholders:

Common Stock:

Par value ($0.00001 per share)	$596	$310	$107

Paid-in-capital in excess of par	845,278,890	431,555,702	151,405,769

Undistributed (dividends in excess of) net investment income	5,090,783	(2,178,470)	(467,589)

Accumulated net realized loss on investments	(246,424,252)	(206,204,674)	(43,979,691)

Net unrealized appreciation (depreciation) of investments	(69,899,726)	8,241,649	(4,832,719)

Net Assets Applicable to Common Shareholders	$534,046,291	$231,414,517	$102,125,877

Common Shares Outstanding	59,568,368	30,950,140	10,684,803

Net Asset Value Per Common Share	$8.97	$7.48	$9.56

24 PIMCO Municipal Income Funds II Annual Report | 5.31.09  | See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds II Statements of Operations
For the year ended May 31, 2009

	Municipal II	California Municipal II	New York Municipal II

Investment Income:

Interest	$70,639,002	$35,207,403	$12,729,278

Expenses:

Investment management fees	6,766,778	3,276,166	1,280,627

Interest expense	2,233,432	4,852,198	403,258

Auction agent fees and commissions	1,074,430	542,608	220,433

Legal fees	156,839	102,921	47,304

Shareholder communications	138,590	61,856	29,321

Trustees’ fees and expenses	113,817	62,743	30,495

Custodian and accounting agent fees	105,898	143,498	51,846

Audit and tax services	77,515	60,771	53,565

New York Stock Exchange listing fees	47,641	24,880	21,482

Transfer agent fees	39,164	36,741	37,676

Insurance expense	25,851	13,168	5,496

Miscellaneous	12,075	7,371	4,960

Total expenses	10,792,030	9,184,921	2,186,463

Less: investment management fees waived	(574,290)	(279,190)	(108,084)

custody credits earned on cash balances	(42,775)	(13,011)	(10,838)

Net expenses	10,174,965	8,892,720	2,067,541

Net Investment Income	60,464,037	26,314,683	10,661,737

Realized and Change In Unrealized Gain (Loss)

Net realized gain (loss) on:

Investments	(30,986,906)	(89,820,349)	(13,662,767)

Futures contracts	(7,068,849)	(2,876,398)	(960,187)

Swaps	(131,861,650)	(64,692,955)	(20,236,949)

Net change in unrealized appreciation/depreciation of:

Investments	(116,288,436)	(13,317,190)	(7,840,767)

Futures contracts	(6,565,353)	(4,502,979)	(1,197,643)

Net realized and change in unrealized loss on investments, futures contracts and swaps	(292,771,194)	(175,209,871)	(43,898,313)

Net Decrease in Net Assets Resulting from Investment Operations	(232,307,157)	(148,895,188)	(33,236,576)

Dividends on Preferred Shares from Net Investment Income	(11,200,932)	(5,697,951)	(2,025,371)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$(243,508,089)	$(154,593,139)	$(35,261,947)

See accompanying Notes to Financial Statements | 5.31.09 | PIMCO Municipal Income Funds II Annual Report 25

PIMCO Municipal Income Funds II	Statements of Changes in Net Assets
Applicable to Common Shareholders

	Municipal II

	Year ended May 31,

	2009	2008

Investment Operations:

Net investment income	$60,464,037	$66,423,523

Net realized gain (loss) on investments, futures contracts and swaps	(169,917,405)	5,404,191

Net change in unrealized appreciation/depreciation of investments and futures contracts	(122,853,789)	(78,458,658)

Net decrease in net assets resulting from investment operations	(232,307,157)	(6,630,944)

Dividends to Preferred Shareholders from Net Investment Income	(11,200,932)	(17,559,291)

Net decrease in net assets applicable to common shareholders resulting from investment operations	(243,508,089)	(24,190,235)

Dividends to Common Shareholders from:

Net Investment Income	(46,297,957)	(46,046,478)

Return of Capital	—	—

Capital Share Transactions:

Reinvestment of dividends	4,112,714	3,161,576

Total decrease in net assets applicable to common shareholders	(285,693,332)	(67,075,137)

Net Assets Applicable to Common Shareholders:

Beginning of year	819,739,623	886,814,760

End of year (including undistributed (dividends in excess of) net investment income of $5,090,783 and $2,155,462; $(2,178,470) and $(2,219,623); $(467,589) and $(621,423); respectively)	$534,046,291	$819,739,623

Common Shares Issued in Reinvestment of Dividends	419,882	223,853

26 PIMCO Municipal Income Funds II Annual Report | 5.31.09 | See accompanying Notes to Financial Statements

	California Municipal II		New York Municipal II

	Year ended May 31,		Year ended May 31,

	2009	2008	2009	2008

Investment Operations:

Net investment income	$26,314,683	$32,439,150	$10,661,737	$11,390,311

Net realized gain (loss) on investments, futures contracts and swaps	(157,389,702)	(9,422,890)	(34,859,903)	436,283

Net change in unrealized appreciation/depreciation of investments and futures contracts	(17,820,169)	(36,237,871)	(9,038,410)	(12,133,193)

Net decrease in net assets resulting from investment operations	(148,895,188)	(13,221,611)	(33,236,576)	(306,599)

Dividends to Preferred Shareholders from Net Investment Income	(5,697,951)	(8,660,050)	(2,025,371)	(3,073,529)

Net decrease in net assets applicable to common shareholders resulting from investment operations	(154,593,139)	(21,881,661)	(35,261,947)	(3,380,128)

Dividends to Common Shareholders from:

Net Investment Income	(24,711,497)	(25,748,032)	(8,466,985)	(8,420,559)

Return of Capital	(1,187,791)	—	—	—

Capital Share Transactions:

Reinvestment of dividends	2,137,595	2,114,952	754,665	682,941

Total decrease in net assets applicable to common shareholders	(178,354,832)	(45,514,741)	(42,974,267)	(11,117,746)

Net Assets Applicable to Common Shareholders:

Beginning of year	409,769,349	455,284,090	145,100,144	156,217,890

End of year (including undistributed (dividends in excess of) net investment income of $5,090,783 and $2,155,462; $(2,178,470) and $(2,219,623); $(467,589) and $(621,423); respectively)	$231,414,517	$409,769,349	$102,125,877	$145,100,144

Common Shares Issued in Reinvestment of Dividends	229,213	150,398	70,913	48,516

See accompanying Notes to Financial Statements | 5.31.09 | PIMCO Municipal Income Funds II Annual Report 27

PIMCO Municipal Income Fund II Statement of Cash Flows
For the year ended May 31, 2009

Decrease in Cash from:
Cash flows provided by operating activities:
Net decrease in net assets resulting from investment operations	$(232,307,157)

Adjustments to reconcile net decrease in net assets resulting from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(508,734,403)

Proceeds from sales of long-term investments	831,016,398

Sale of short-term portfolio investments, net	(17,619,754)

Net change in unrealized appreciation/depreciation of investments and futures contracts	126,194,696

Net realized loss on investments, futures contracts and swaps	166,575,709

Net amortization on investments	(9,629,032)

Decrease in interest receivable	2,169,213

Proceeds from futures contracts transactions, net	(15,444,085)

Decrease in deposits with brokers for future collateral	12,085,100

Increase in prepaid expense and other assets	(3,410)

Increase in interest payable for reverse repurchase agreements	5,236

Periodic and termination payments of swaps, net	(131,861,650)

Decrease in investment management fees payable	(162,093)

Decrease in accrued expenses and other liabilities	(85,073)

Net cash provided by operating activities	222,199,695

Cash flows used for financing activities:
Increase in payable to broker for collateral	300,000

Increase in reverse repurchase agreements	17,746,000

Cash dividends paid (excluding reinvestment of dividends of $4,112,714)	(53,466,278)

Payments to retire floating rate notes issued	(133,044,337)

Cash receipts on issuance of floating rate notes	63,358,626

Cash overdraft at custodian	518,002

Redemptions of preferred shares	(138,000,000)

Net cash used for financing activities	(242,587,987)

Net decrease in cash	(20,388,292)

Cash at beginning of year	20,388,292

Cash at end of year	$—

The Fund paid $73,872 in cash for interest on reverse repurchase agreements.

28 PIMCO Municipal Income Funds II Annual Report | 5.31.09 | See accompanying Notes to Financial Statements

PIMCO California Municipal Income Fund II Statement of Cash Flows
For the year ended May 31, 2009

Decrease in Cash from:
Cash flows provided by operating activities:
Net decrease in net assets resulting from investment operations	$(148,895,188)

Adjustments to reconcile net decrease in net assets resulting from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(396,916,857)

Proceeds from sales of long-term investments	721,948,191

Sale of short-term portfolio investments, net	(15,773,079)

Net change in unrealized appreciation/depreciation of investments and futures contracts	8,164,948

Net realized loss on investments, futures contracts and swaps	166,878,734

Net amortization on investments	(3,142,666)

Decrease in interest receivable	3,565,368

Proceeds from futures contracts transactions, net	(8,364,012)

Decrease in deposits with brokers for future collateral	5,940,000

Increase in prepaid expense and other assets	(6,493)

Increase in interest payable for reverse repurchase agreements	7,236

Periodic and termination payments of swaps, net	(64,692,955)

Decrease in investment management fees payable	(109,925)

Increase in accrued expenses and other liabilities	14,727

Net cash provided by operating activities	268,618,029

Cash flows used for financing activities:
Increase in reverse repurchase agreements	18,406,000

Cash dividends paid (excluding reinvestment of dividends of $2,137,595)	(29,500,797)

Payments to retire floating rate notes issued	(199,581,237)

Cash receipts on issuance of floating rate notes	28,796,948

Redemptions of preferred shares	(97,000,000)

Net cash used for financing activities	(278,879,086)

Net decrease in cash	(10,261,057)

Cash at beginning of year	10,433,522

Cash at end of year	$172,465

The Fund paid $64,093 in cash for interest on reverse repurchase agreements.

See accompanying Notes to Financial Statements | 5.31.09 | PIMCO Municipal Income Funds II Annual Report 29

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2009

1. Organization and Significant Accounting Policies
PIMCO Municipal Income Fund II (‘‘Municipal II’’), PIMCO California Municipal Income Fund II (‘‘California Municipal II’’) and PIMCO New York Municipal Income Fund II (‘‘New York Municipal II’’), collectively referred to as the ‘‘Funds’’ or ‘‘PIMCO Municipal Income Funds II’’, were organized as Massachusetts business trusts on March 29, 2002. Prior to commencing operations on June 28, 2002, the Funds had no operations other than matters relating to their organization and registration as non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the investment manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has an unlimited amount of $0.00001 par value per share of common stock authorized.

Under normal market conditions, Municipal II invests substantially all of its assets in a portfolio of municipal bonds, the interest from which is currently exempt from federal income taxes. Under normal market conditions, California Municipal II invests substantially all of its assets in municipal bonds which pay interest that is currently exempt from federal and California state income taxes. Under normal market conditions, New York Municipal II invests substantially all of its assets in municipal bonds which pay interest that is currently exempt from federal, New York State and New York City income taxes. The Funds will generally seek to avoid investing in bonds generating interest income which could potentially subject individuals to alternative minimum tax. The issuers’ abilities to meet their obligations may be affected by economic, political and other developments in a specific state or region.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimated.

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of any loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange-traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Funds’ financial statements. Each Fund’s net asset value is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

30 PIMCO Municipal Income Funds II Annual Report | 5.31.09

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2009

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurement
The Funds have adopted the Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). SFAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. Under SFAS 157, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access

•

Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 – valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

An investment assets or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Funds to measure fair value during the year ended May 31, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2009 in valuing each Fund’s investments carried at value:

	Municipal II	California Municipal II	New York Municipal II

Valuation Inputs	Investments In Securities	Investments In Securities	Investments In Securities

Level 1 – Quoted Prices	$—	$—	$—
Level 2 – Other Significant Observable Inputs	994,380,865	461,042,407	191,935,439
Level 3 – Significant Unobservable Inputs	—	—	—

Total	$994,380,865	$461,042,407	$191,935,439

In April 2009, the FASB issued FASB Staff Position No. 157-4. “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. The Funds’ management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds’ financial statement disclosures.

(c) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities using the effective yield method.

(d) Federal Income Taxes
The Funds intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

5.31.09 | PIMCO Municipal Income Funds II Annual Report 31

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2009

1. Organization and Significant Accounting Policies (continued)

The FASB issued Interpretation No. 48, ‘‘Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109’’ (the ‘‘Interpretation’’). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation of the Interpretation has resulted in no material impact to the Funds’ financial statements at May 31, 2009. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions — Common Stock

The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(f) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Funds can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Funds cover their positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), their obligations under the agreements will be subject to the Funds’ limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

(g) Inverse Floating Rate Transactions — Residual Interest Municipal Bonds (‘‘RIBs’’) / Residual Interest Tax Exempt Bonds (‘‘RITEs’’)

The Funds may invest in RIBs and RITEs, (‘‘Inverse Floaters’’) whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. In inverse floating rate transactions, the Funds sell a fixed rate municipal bond (‘‘Fixed Rate Bond’’) to a broker who places the Fixed Rate Bond in a special purpose trust (‘‘Trust’’) from which floating rate bonds (‘‘Floating Rate Notes’’) and Inverse Floaters are issued. The Funds simultaneously or within a short period of time purchase the Inverse Floaters from the broker. The Inverse Floaters held by the Funds provide the Funds with the right to: (1) cause the holders of the Floating Rate Notes to tender their notes at par, and (2) cause the broker to transfer the Fixed-Rate Bond held by the Trust to the Funds, thereby collapsing the Trust. Pursuant to Statement of Financial Accounting Standards No. 140 (‘‘FASB Statement No. 140’’), the Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Schedules of Investments, and account for the Floating Rate Notes as a liability under the caption ‘‘Payable for floating rate notes’’ in the Funds’ Statements of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date.

The Funds may also invest in Inverse Floaters without transferring a fixed rate municipal bond into a special purpose trust, which are not accounted for as secured borrowings.

32 PIMCO Municipal Income Funds II Annual Report | 5.31.09

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2009

1. Organization and Significant Accounting Policies (continued)

The Inverse Floaters are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process typically every 7 to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term rates result in lower income for the long-term component and vice versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in Inverse Floaters typically will involve greater risk than in an investment in Fixed Rate Bonds. The Funds may also invest in Inverse Floaters for the purpose of increasing leverage.

The Funds’ restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes pursuant to FASB Statement No. 140. Inverse Floaters held by the Funds are exempt from registration under Rule 144A of the Securities Act of 1933.

Effective April 6, 2009, each Fund’s investment policy was revised to increase the amount of Inverse Floaters in which each Fund may invest from 10% to 15% of their respective total assets. This change potentially allows the Funds to earn additional tax-free income. In addition, the use of Inverse Floaters, which results in a form of economic leverage, will allow the Funds to replace or increase leverage to some degree.

In addition to general market risks, the Funds’ investments in Inverse Floaters may involve greater risk and volatility than an investment in a fixed rate bond, and the value of Inverse Floaters may decrease significantly when market interest rates increase. Inverse Floaters have varying degrees of liquidity, and the market for these securities may be volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, Inverse Floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Trusts in which Inverse Floaters may be held could be terminated due to market, credit or other events beyond the Funds’ control, which could require the Funds to reduce leverage and dispose of portfolio investments at inopportune times and prices.

(h) When-Issued/Delayed-Delivery Transactions

These transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(i) Custody Credits on Cash Balances

The Funds benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds.

(j) Interest Expense

Interest expense relates to the Funds’ liability in connection with floating rate notes held by third parties in conjunction with Inverse Floater transactions and Reverse Repurchase Agreements. Interest expense is recorded as it is incurred.

2. Principal Risk

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The main risks from derivative instruments are interest rate, market price and credit risks.

5.31.09 | PIMCO Municipal Income Funds II Annual Report 33

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2009

2. Principal Risk (continued)

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

The Funds will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments.

The Funds’ Sub-Adviser, Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”), minimizes credit risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from their Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

3. Financial Derivative Instruments

The FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161” or the “Statement”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” under FAS 133 and those that do not qualify for such accounting. The Funds reflect derivatives at fair value and recognize changes in fair value through the statement of operations, and such derivatives do not qualify for FAS 133 hedge accounting treatment.

(a) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. The Funds may use futures contracts to manage its exposure to the securities markets or to movements in interest rates, and currency values. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum ‘‘initial margin’’ requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as ‘‘variation margin’’ and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability or unwillingness of counterparties to meet the terms of their contracts.

34 PIMCO Municipal Income Funds II Annual Report | 5.31.09

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2009

3. Financial Derivative Instruments (continued)

(b) Option Transactions

The Funds purchase and write (sell) put and call options on securities for hedging purposes, risk management purposes or as part of their investment strategies. The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written by the Funds is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written by the Funds is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

(c) Swap Agreements

Swap agreements are privately negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Funds may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements in order to manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Interest rate swap agreements involve the exchange by the Funds with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments), with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

5.31.09 | PIMCO Municipal Income Funds II Annual Report 35

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2009

3. Financial Derivative Instruments (continued)

Fair Value of Derivative Instruments as of May 31, 2009
Municipal II — The Fund has no open derivatives at year-end that would be impacted by risk exposures.

The effect of derivative instruments on the Statements of Operations for the six months ended May 31, 2009:

Location	Interest Rate Contracts	Total

Realized Gain (Loss) on:

Futures contracts	$—	$—

Options written	—	—

Swaps	(119,491,496)	(119,491,496)

Foreign currency transactions	—	—

Total Realized Gain (Loss)	$(119,491,496)	$(119,491,496)

Net change in unrealized appreciation/depreciation of:

Futures contracts	—	—

Options written	—	—

Swaps	89,128,259	89,128,259

Foreign currency transactions	—	—

Total change in unrealized appreciation/depreciation	$89,128,259	$89,128,259

Municipal II had $350,800,000 maximum notional amount outstanding of interest rate swap agreements for the six months ended May 31, 2009.

36 PIMCO Municipal Income Funds II Annual Report | 5.31.09

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2009

3. Financial Derivative Instruments (continued)

California Municipal II — The Fund has no open derivatives at year-end that would be impacted by risk exposures.

The effect of derivative instruments on the Statement of Operations for the six months ended May 31, 2009:

Location	Interest Rate Contracts	Total

Realized Gain (Loss) on:

Futures contracts	$—	$—

Options written	—	—

Swaps	(57,992,455)	(57,992,455)

Foreign currency transactions	—	—

Total Realized Gain (Loss)	$(57,992,455)	$(57,992,455)

Net change in unrealized appreciation/depreciation of:

Futures contracts	—	—

Options written	—	—

Swaps	49,067,968	49,067,968

Foreign currency transactions	—	—

Total change in unrealized appreciation/depreciation	$49,067,968	$49,067,968

California Municipal II had $193,400,000 maximum notional amount outstanding of interest rate swap agreements for the six months ended May 31, 2009.

5.31.09 | PIMCO Municipal Income Funds II Annual Report 37

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2009

3. Financial Derivative Instruments (continued)

New York Municipal II — The Fund has no open derivatives at year-end that would be impacted by risk exposures.

The effect of derivative instruments on the Statement of Operations for the six months ended May 31, 2009:

Location	Interest Rate Contracts	Total

Realized Gain (Loss) on:

Futures contracts	$—	$—

Options written	—	—

Swaps	(18,175,257)	(18,175,257)

Foreign currency transactions	—	—

Total Realized Gain (Loss)	$(18,175,257)	$(18,175,257)

Net change in unrealized appreciation/depreciation of:

Futures contracts	—	—

Options written	—	—

Swaps	14,172,628	14,172,628

Foreign currency transactions	—	—

Total change in unrealized appreciation/depreciation	$14,172,628	$14,172,628

New York Municipal II had $56,000,000 maximum notional amount outstanding of interest rate swap agreements for the six months ended May 31, 2009.

4. Investment Manager/Sub-Adviser
The Funds have Investment Management Agreements (collectively the ‘‘Agreements’’) with the Investment Manager. Subject to the supervision of each Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to the Agreements, the Investment Manager receives an annual fee, payable on a monthly basis, at an annual rate of 0.65% of each Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding. In order to reduce each Fund’s expenses, the Investment Manager has contractually agreed to waive a portion of its investment management fees for each Fund at the annual rate of 0.10% of each Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding through June 30, 2008. Effective July 1, 2008, the contractual fee waiver was reduced to 0.05% of each Funds’ average daily net assets, including net assets attributable to any preferred shares that may be outstanding through June 30, 2009. For the fiscal year ended May 31, 2009, each Fund paid investment management fees at an annualized effective rate of 0.59%.

The Investment Manager has retained its affiliate, the Sub-Adviser, to manage each Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, not the Funds, pays a portion of the fees it receives to the Sub-Adviser in return for its services.

38 PIMCO Municipal Income Funds II Annual Report | 5.31.09

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2009

5. Investments in Securities
For the year ended May 31, 2009, purchases and sales of investments, other than short-term securities and U.S. government obligations were:

	Municipal II	California Municipal II	New York Municipal II

Purchases	$501,334,403	$396,916,857	$72,634,486

Sales	830,793,338	720,385,312	115,521,303

(a) The weighted average daily balance of reverse repurchase agreements outstanding during the year ended May 31, 2009 for Municipal II, California Municipal II and New York Municipal II was $17,809,255, $16,277,076 and $5,645,917 at a weighted average interest rate of 1.02%, 1.01% and 1.03%, respectively. The total market value of underlying collateral (refer to the Schedules of Investments for positions segregated as collateral for reverse repurchase agreements) for open reverse repurchase agreements at May 31, 2009 was $21,444,433, $22,214,023 and $7,563,146 for Municipal II, California Municipal II and New York Municipal II, respectively.

Open reverse repurchase agreements at May 31, 2009 were:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal

Municipal II:

Barclays Bank	0.75%	5/8/09	6/5/09	$681,341	$681,000

	0.75%	5/18/09	6/3/09	15,092,401	15,088,000

Credit Suisse First Boston	0.75%	5/20/09	6/3/09	1,977,494	1,977,000

					$17,746,000

California Municipal II:

Barclays Bank	0.75%	5/8/09	6/5/09	$8,969,482	$8,965,000

	0.75%	5/18/09	6/3/09	9,443,754	9,441,000

					$18,406,000

New York Municipal II:

Barclays Bank	0.75%	5/8/09	6/5/09	$4,368,183	$4,366,000

	0.75%	5/18/09	6/3/09	934,272	934,000

Credit Suisse First Boston	0.75%	5/20/09	6/3/09	379,095	379,000

					$5,679,000

Municipal II, California Municipal II and New York Municipal II received $174,447, $176,006 and $764,226, respectively, in U.S. government agency securities and Municipal II received $300,000 in cash as collateral for open reverse repurchase agreements. Cash collateral received may be invested in accordance with each Fund’s investment strategy. Collateral received as securities cannot be pledged.

6. Income Tax Information

Municipal II:

The tax character of dividends paid were:

	Year ended May 31, 2009	Year ended May 31, 2008

Ordinary Income	$5,154,570	$5,121,811

Tax Exempt Income	$52,344.319	$58,483,958

At May 31, 2009, the tax character of distributable earnings of $5,090,783 was comprised entirely from tax-exempt income.

In accordance with U.S. Treasury regulations, the Fund elected to defer realized capital losses of $165,173,378 arising after October 31, 2008. Such losses are treated as arising on June 1, 2009.

5.31.09 | PIMCO Municipal Income Funds II Annual Report 39

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2009

6. Income Tax Information (continued)

At May 31, 2009, Municipal II had a capital loss carryforward of $81,236,790 ($6,389,744 of which will expire in 2012 $54,505,416 of which will expire in 2013, $4,473,237 of which will expire in 2014, $7,912,932 of which will expire in 2015, and $7,955,461 of which will expire in 2017), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

For the year ended May 31, 2009, permanent “book-tax” differences were primarily attributable to the differing treatment of inverse floater transactions and swap payments. These adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss by $29,827.

California Municipal II:

The tax character of distributions paid were:

	Year ended May 31, 2009	Year ended May 31, 2008

Ordinary Income	$6,111,678	$2,997,085

Tax Exempt Income	$24,297,770	$31,410,997

Return of Capital	$1,187,791	—

At May 31, 2009, there were no distributable earnings.

In accordance with U.S. Treasury regulations, the Fund elected to defer realized capital losses of $155,667,522 arising after October 31, 2008. Such losses are treated as arising on June 1, 2009.

At May 31, 2009, California Municipal II had a capital loss carryforward of $49,030,973 ($3,919,943 of which will expire in 2012, $16,328,922 of which will expire in 2013, $5,531,398 of which will expire in 2015, $4,849,597 of which will expire in 2016 and $18,401,113 of which will expire in 2017), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

For the year ended May 31, 2009, permanent “book-tax” differences were primarily attributable to the differing treatment of inverse floater transactions and taxable overdistributions. These adjustments were to decrease dividends in excess of net investment income by $4,135,918, decrease paid-in capital by $4,302,108 and decrease accumulated net realized loss by $166,190.

New York Municipal II:

The tax character of dividends paid were:

	Year ended May 31, 2009	Year ended May 31, 2008

Ordinary Income	$1,081,822	$284,260

Tax Exempt Income	$9,410,534	$11,209,828

At May 31, 2009, there were no distributable earnings.

In accordance with U.S. Treasury regulations, the Fund elected to defer realized capital losses of $33,679,109 arising after October 31, 2008. Such losses are treated as arising on June 1, 2009.

At May 31, 2009, New York Municipal II had a capital loss carryforward of $10,319,392 ($378,802 of which will expire in 2012, $5,755,677 of which will expire in 2013, $51,848 of which will expire in 2015, $1,171,157 of which will expire in 2016 and $2,961,908 of which will expire in 2017), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

For the year ended May 31, 2009, permanent “book-tax” differences were primarily attributable to the differing treatment of inverse floater transactions and swap payments. These adjustments were to increase dividends in excess of net investment income by $15,547, decrease paid-in capital by $186 and decrease accumulated net realized loss by $15,733.

40 PIMCO Municipal Income Funds II Annual Report | 5.31.09

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2009

6. Income Tax Information (continued)

The cost of investments for federal income tax purposes and gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2009 were:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Municipal II	$974,690,419	$25,102,990	$(95,016,800)	$(69,913,810)

California Municipal II	401,604,124	18,881,925	(12,146,454)	6,735,471

New York Municipal II	188,391,781	5,025,869	(9,839,776)	(4,813,907)

7. Auction-Rate Preferred Shares

Municipal II has outstanding 2,936 shares of Preferred Shares Series A, 2,936 shares of Preferred Shares Series B, 2,936 shares of Preferred Shares Series C, 2,936 shares of Preferred Shares Series D and 2,936 shares of Preferred Shares Series E, each with a net asset and liquidation value of $25,000 per share plus any accumulated, unpaid dividends.

California Municipal II has issued 1,304 shares of Preferred Shares Series A, 1,304 shares of Preferred Shares Series B, 1,304 shares of Preferred Shares Series C, 1,304 shares of Preferred Shares Series D and 1,304 shares of Preferred Shares Series E, each with a net asset and liquidation value of $25,000 per share plus any accumulated, unpaid dividends.

New York Municipal II has issued 1,580 shares of Preferred Shares Series A and 1,580 shares of Preferred Shares Series B, each with a net asset and liquidation value of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

For the year ended May 31, 2009, the annualized dividend rates for each Fund ranged from:

	High	Low	At May 31, 2009

Municipal II:

Series A	11.347%	0.579%	0.579%

Series B	12.565%	0.563%	0.563%

Series C	12.261%	0.518%	0.518%

Series D	11.728%	0.518%	0.518%

Series E	10.205%	0.579%	0.579%

California Municipal II:

Series A	11.347%	0.579%	0.579%

Series B	12.565%	0.563%	0.563%

Series C	12.261%	0.518%	0.518%

Series D	11.728%	0.518%	0.518%

Series E	10.205%	0.579%	0.579%

New York Municipal II:

Series A	12.261%	0.518%	0.518%

Series B	10.205%	0.579%	0.579%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred shareholders, who are entitled to one vote per share, generally vote with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shareholders.

5.31.09 | PIMCO Municipal Income Funds II Annual Report 41

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2009

7. Auction-Rate Preferred Shares (continued)

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate” the higher of the 30-day “AA” Composite Commercial Paper Rate multiplied by 110% or the Taxable Equivalent of the Short-Term Municipal Obligations Rate-defined as 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30-day High Grade Index divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal) multiplied by 110% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction).

These developments with respect to ARPS have not affected the management or investment policies of the Funds, and the Funds’ outstanding common shares continue to trade on the NYSE without any change. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

During the fiscal year ended May 31, 2009, the Funds redeemed, at their liquidation preference, a portion of their ARPS. The redemptions were intended to increase asset coverage of each Fund’s ARPS above the 200% Level (subject to future market conditions), permitting the Funds to pay previously declared common share dividends and to declare and pay future common share dividends. The Funds redeemed, their ARPs, at the full liquidation preference of $25,000 per share plus accumulated but unpaid dividends, across each Fund’s series of ARPS on their respective dates of redemption.

	Municipal II (a)	California Municipal II (a)	New York Municipal II (b)

Beginning balance, May 31, 2008	$505,000,000	$260,000,000	$90,000,000

Redemptions	(138,000,000)	(97,000,000)	(11,000,000)

Ending balance, May 31, 2009	$367,000,000	$163,000,000	$79,000,000

(a) Redeemed January 5, 2009 – January 9, 2009
(b) Redeemed January 26, 2009 – January 29, 2009

8. Subsequent Common Dividend Declarations
On June 1, 2009, the following dividends were declared to common shareholders payable July 1, 2009 to shareholders of record on June 11, 2009:

Municipal II	$0.065 per common share
California Municipal II	$0.07 per common share
New York Municipal II	$0.06625 per common share

On July 1, 2009, the following dividends were declared to common shareholders payable August 3, 2009 to shareholders of record on July 13, 2009:

Municipal II	$0.065 per common share
California Municipal II	$0.07 per common share
New York Municipal II	$0.06625 per common share

42 PIMCO Municipal Income Funds II Annual Report | 5.31.09

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2009

9. Legal Proceedings
In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager, the Sub-Adviser, and certain of their affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager, the Sub-Adviser, or their affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

The foregoing speaks only as of the date hereof.

See accompanying Notes to Financial Statements | 5.31.09 | PIMCO Municipal Income Funds II Annual Report 43

PIMCO Municipal Income Fund II Financial Highlights
For a share of common stock outstanding throughout each year:

	Year ended May 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$13.86	$15.05	$14.71	$14.81	$14.01
Investment Operations:
Net investment income	1.02	1.13	1.13	1.08	1.11
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	(4.94)	(1.24)	0.33	0.01	0.84
Total from investment operations	(3.92)	(0.11)	1.46	1.09	1.95
Dividends on Preferred Shares from Net Investment Income	(0.19)	(0.30)	(0.30)	(0.23)	(0.14)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(4.11)	(0.41)	1.16	0.86	1.81
Dividends to Common Shareholders from Net Investment Income	(0.78)	(0.78)	(0.82)	(0.96)	(1.01)
Net asset value, end of year	$8.97	$13.86	$15.05	$14.71	$14.81
Market price, end of year	$9.56	$14.14	$15.42	$14.45	$15.02
Total Investment Return (1)	(26.46)%	(3.09)%	12.64%	2.63%	21.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000)	$534,046	$819,740	$886,815	$862,832	$862,290
Ratio of expenses to average net assets including interest expense (2)(3)(4)(5)	1.73%	1.68%	1.50%	1.30%	1.05%
Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.35%	1.19%	1.01%	1.05%	1.02%
Ratio of net investment income to average net assets (2)(5)	10.23%	7.90%	7.45%	7.31%	7.71%
Preferred shares asset coverage per share	$61,376	$65,570	$68,889	$67,701	$67,676
Portfolio turnover	42%	21%	4%	20%	9%

(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(i) in Notes to Financial Statements).
(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions and reverse repurchase agreements.
(5)

During the periods indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.10%, 0.17%, 0.24%, 0.24% and 0.24% for the years ended May 31, 2009, May 31, 2008, May 31, 2007, May 31, 2006 and May 31, 2005, respectively.

44 PIMCO Municipal Income Funds II Annual Report | 5.31.09 | See accompanying Notes to Financial Statements

PIMCO California Municipal Income Fund II Financial Highlights
For a share of common stock outstanding throughout each year:

	Year ended May 31,

	2009	2008	2007	2006	2005

Net asset value, beginning of year	$13.34	$14.89	$14.58	$14.61	$13.53

Investment Operations:
Net investment income	0.85	1.06	1.08	1.06	1.05

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	(5.69)	(1.49)	0.34	0.05	1.13

Total from investment operations	(4.84)	(0.43)	1.42	1.11	2.18

Dividends on Preferred Shares from Net Investment Income	(0.18)	(0.28)	(0.27)	(0.21)	(0.12)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(5.02)	(0.71)	1.15	0.90	2.06

Dividends to Common Shareholders from:
Net Investment Income	(0.80)	(0.84)	(0.84)	(0.93)	(0.98)

Return of Capital	(0.04)	—	—	—	—

Net asset value, end of year	$7.48	$13.34	$14.89	$14.58	$14.61

Market price, end of year	$8.78	$14.25	$15.96	$14.62	$14.76

Total Investment Return (1)	(32.26)%	(5.17)%	15.35%	5.50%	19.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000)	$231,415	$409,769	$455,284	$443,379	$441,596

Ratio of expenses to average net assets including interest expense (2)(3)(4)(5)	3.15%	3.23%	2.89%	2.02%	1.36%

Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.43%	1.18%	1.01%	1.06%	1.06%

Ratio of net investment income to average net assets (2)(5)	9.31%	7.65%	7.28%	7.24%	7.37%

Preferred shares asset coverage per share	$60,490	$64,390	$68,765	$67,620	$67,451

Portfolio turnover	62%	6%	3%	12%	5%

(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(i) in Notes to Financial Statements).
(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions and reverse repurchase agreements.
(5)

During the periods indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.10%, 0.17%, 0.24%, 0.24% and 0.24% for the years ended May 31, 2009, May 31, 2008, May 31, 2007, May 31, 2006 and May 31, 2005, respectively.

See accompanying Notes to Financial Statements | 5.31.09 | PIMCO Municipal Income Funds II Annual Report 45

PIMCO New York Municipal Income Fund II Financial Highlights
For a share of common stock outstanding throughout each year:

	Year ended May 31,

	2009	2008	2007	2006	2005

Net asset value, beginning of year	$13.67	$14.79	$14.66	$14.62	$13.54

Investment Operations:
Net investment income	1.00	1.07	1.10	1.07	1.07

Net realized and change in unrealized gain (loss) on investments, futures contracts, options writtens and swaps	(4.13)	(1.11)	0.11	0.11	1.12

Total from investment operations	(3.13)	(0.04)	1.21	1.18	2.19

Dividends on Preferred Shares from Net Investment Income	(0.19)	(0.29)	(0.28)	(0.23)	(0.13)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(3.32)	(0.33)	0.93	0.95	2.06

Dividends to Common Shareholders from Net Investment Income	(0.79)	(0.79)	(0.80)	(0.91)	(0.98)

Net asset value, end of year	$9.56	13.67	$14.79	$14.66	$14.62

Market price, end of year	$10.26	$14.42	$15.49	$14.14	$14.80

Total Investment Return (1)	(22.95)%	(1.46)%	15.51%	1.65%	21.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000)	$102,126	$145,100	$156,218	$154,088	$152,812

Ratio of expenses to average net assets including interest expense (2)(3)(4)(5)	1.88%	2.07%	2.13%	1.89%	1.25%

Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.51%	1.25%	1.14%	1.13%	1.14%

Ratio of net investment income to average net assets (2)(5)	9.63%	7.69%	7.33%	7.29%	7.53%

Preferred shares asset coverage per share	$57,316	$65,294	$68,386	$67,785	$67,439

Portfolio turnover	33%	9%	3%	26%	11%

(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(i) in Notes to Financial Statements).
(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions and reverse repurchase agreements.
(5)

During the periods indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.10%, 0.17%, 0.24%, 0.24% and 0.24% for the years ended May 31, 2009, May 31, 2008, May 31, 2007, May 31, 2006, May 31, 2005, respectively.

46 PIMCO Municipal Income Funds II Annual Report | 5.31.09 | See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds II	Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of Trustees of:

PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and of cash flows (for PIMCO Municipal Income Fund II and PIMCO California Municipal Income Fund II only) and the financial highlights present fairly, in all material respects, the financial position of PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II (collectively hereafter referred to as the “Funds”) at May 31, 2009, the results of each of their operations and of cash flows (for PIMCO Municipal Income Fund II and PIMCO California Municipal Income Fund II only) for the year then ended, changes in each of their net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
July 21, 2009

5.31.09 | PIMCO Municipal Income Funds II Annual Report 47

PIMCO Municipal Income Funds II	Portfolio Manager Change/Change to the Funds’ Investment Policies and Related Risks

Portfolio Manager Change

Effective December 11, 2008, Mr. John Cummings assumed primary responsibility for the day-to-day portfolio management of each of the Funds. Mr. Cummings is an Executive Vice President at PIMCO. He joined PIMCO in 2002, and previously was at Goldman Sachs as an institutional trader responsible for a number of municipal sectors including industrials, airlines, utilities, healthcare and high-yield. Mr. Cummings has over 20 years of investment experience and earned an MBA and undergraduate degree from Rutgers University.

Change to the Funds’ Investment Policies and Related Risks

Effective April 6, 2009, each Fund’s investment policy was revised to increase the amount of Inverse Floaters in which each Fund may invest to 15% from 10% of its total assets. The Board of Trustees approved the changes based on the recommendation of the Funds’ Investment Manager and Sub-Adviser that this limit increase in Inverse Floaters would be in the best interest of the Funds and the Funds’ shareholders. In addition, this change potentially allows the Funds to earn additional tax-free income. In addition, the use of Inverse Floaters, which results in a form of economic leverage, will allow the Funds to replace or increase leverage to some degree.

In addition to general market risks, the Funds’ investments in Inverse Floaters may involve greater risk and volatility than an investment in a fixed rate bond, and the value of Inverse Floaters may decrease significantly when market interest rates increase. Inverse Floaters have varying degrees of liquidity, and the market for these securities may be volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, Inverse Floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Trusts in which Inverse Floaters may be held could be terminated due to market, credit or other events beyond the Funds’ control, which could require a Fund to reduce leverage and dispose of portfolio investments at inopportune times and prices.

48 PIMCO Municipal Income Funds II Annual Report | 5.31.09

PIMCO Municipal Income Funds II	Tax Information/Annual Shareholder Meetings Results (unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Funds to advise shareholders within 60 days of the Funds’ tax year ended May 31, 2009 as to the federal tax status of dividends and distributions received by shareholders during such tax year. Accordingly, please note that substantially all dividends paid from net investment income from the Funds during the tax year ended May 31, 2009 were federally exempt interest dividends. However the Funds invested in municipal bonds containing market discount, whose accretion is taxable as well as several taxable bonds. Accordingly, the percentages of distributions (inclusive of return of capital) paid from net investment income during the tax period which are taxable were:

Municipal Income II	8.96%

California Municipal Income II	19.34%

New York Municipal Income II	10.31%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2009. In January 2010, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2009. The amount that will be reported will be the amount to use on your 2009 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended May 31, 2009. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds. In January 2010, an allocation of interest income by state will be provided which may be of value in reducing a shareholder’s state and local tax liability, if any.

Annual Shareholder Meetings Results:

The Funds held their annual meetings of shareholders on December 23, 2008. Common/Preferred shareholders of each Fund voted as indicated below:

	Affirmative	Withheld Authority

Municipal II

Re-election R. Peter Sullivan, Class III to serve until 2011	48,215,403	3,828,730

Re-election John C. Maney**, Class III to serve until 2011	48,230,919	3,813,214

Diana L. Taylor*, Class II to serve until 2010	15,441	2,465

California Municipal II

Re-election R. Peter Sullivan, Class III to serve until 2011	26,123,380	2,551,859

Re-election John C. Maney**, Class III to serve until 2011	26,076,993	2,598,246

Diana L. Taylor*, Class II to serve until 2010	7,956	8

New York Municipal II

Paul Belica, Class III to serve until 2011	9,500,031	717,431

Re-election John C. Maney**, Class III to serve until 2011	9,497,856	719,606

Diana L. Taylor*, Class II to serve until 2010	3,511	262

Messrs. Hans W. Kertess*, Robert E. Connor, William B. Ogden IV and Paul Belica continue to serve as Trustees of the Funds.

*	Preferred Shares Trustee; Diana L. Taylor was appointed to serve as a Preferred Shares Trustee to fill a vacancy resulting from the death of John J. Dalessandro in September 2008.
**	Mr. Maney is an interested Trustee.

5.31.09 | PIMCO Municipal Income Funds II Annual Report 49

PIMCO Municipal Income Funds II	Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients’ privacy we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and certain service providers to the Funds, such as the Funds’ investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases, you will be clients of the third party, but we may also provide your personal and account information to your respective brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, the funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard your non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

50 PIMCO Municipal Income Funds II Annual Report | 5.31.09

PIMCO Municipal Income Funds II Dividend Reinvestment Plan (unaudited)

Dividend Reinvestment Plan

Pursuant to the Funds’ Dividend Reinvestment Plan (the “Plan”), all Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Shares by PNC Global Investment Servicing, as agent for the Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PNC Global Investment Servicing, as the Funds’ dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Shares you will receive will be determined as follows:

(1)

If on the payment date the net asset value of the Shares is equal to or less than the market price per Share plus estimated brokerage commissions that would be incurred upon the purchase of Shares on the open market, the Funds will issue new shares at the greater of (i) the net asset value per Share on the payment date or (ii) 95% of the market price per Share on the payment date; or

(2)

If on the payment date the net asset value of the Shares is greater than the market price per Share plus estimated brokerage commissions that would be incurred upon the purchase of Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Shares issued by the Funds. The Plan Agent will use all dividends and distributions received in cash to purchase Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ shareholder servicing agent, PNC Global Investment Servicing, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 254-5197.

5.31.09 | PIMCO Municipal Income Funds II Annual Report 51

PIMCO Municipal Income Funds II Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Funds, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105

Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2002
Term of office: Expected to stand for re-election at 2009
    annual meeting of shareholders.
Trustee/Director of 48 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica
Date of Birth: 9/27/21
Trustee since: 2002
Term of office: Expected to stand for re-election at 2010
    annual meeting of shareholders.
Trustee/Director of 48 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Robert E. Connor
Date of Birth: 9/17/34
Trustee since: 2002
Term of office: Expected to stand for re-election at 2009
    annual meeting of shareholders.
Trustee/Director of 48 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.

William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2006
Term of office: Expected to stand for election at 2009
    annual meeting of shareholders.
Trustee/Director of 48 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

R. Peter Sullivan III
Date of Birth: 9/4/41
Trustee since: 2002
Term of office: Expected to stand for re-election at 2011
    annual meeting of shareholders.
Trustee/Director of 48 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

Diana L. Taylor
Date of Birth: 2/16/55
Trustee since: 2008
Term of office: Expected to stand for re-election at 2010
    annual meeting of shareholders.
Trustee/Director of 44 Funds in Fund Complex
Trustee/Director of Brookfield Properties Corporation
    of Sotheby’s

Managing Director, Wolfensohn & Co., 2007-present. Formerly, Superintendent of Banks, State of New York, 2003-2007.

52 PIMCO Municipal Income Funds II Annual Report | 5.31.09

PIMCO Municipal Income Funds II Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Funds, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 years:

John C. Maney†
Date of Birth: 8/3/59
Trustee since: 2006
Term of office: Expected to stand for re-election at
    2011 annual meeting of shareholders.
Trustee/Director of 79 Funds in Fund Complex
Trustee/Director of No Funds outside the Fund Complex

Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and Chief Operating Officer of Allianz Global Investors L.P. since November 2006.

† Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member — Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Office of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Member — Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Partners LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member — Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman — Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc.

Further information about certain of the Funds’ Trustees is available in the Funds’ Statements of Additional Information, dated June 25, 2002, which can be obtained upon request, without charge, by calling the Funds’ shareholder servicing agent at (800) 254-5197.

5.31.09 | PIMCO Municipal Income Funds II Annual Report 53

PIMCO Municipal Income Funds II Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Funds	Principal Occupation(s) During Past 5 years:

Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002

Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 35 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 46 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of 6 funds in the Fund Complex (2002-2009).

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2002

Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 35 funds in the Fund Complex; Assistant Treasurer of 44 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004

Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; Executive Vice President of Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 79 funds in the Fund Complex. Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Vice President and Associate General Counsel, Neuberger Berman LLC, (1991-2004).

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments (2002-2005).

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 79 funds in the Funds Complex. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (2002-2008).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004

Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 79 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006

Assistant Secretary of 79 funds in the Fund Complex; Manager IIG Advisory Law, Morgan Stanley (2004-2005); The Prudential Insurance Company of America and Assistant Corporate Secretary of affiliated American Skandia companies (1996-2004).

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 79 funds in the Fund Complex and The Korea Fund, Inc.; Formerly Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

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Trustees	Fund Officers
Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Robert E. Connor	Treasurer, Principal Financial & Accounting Officer
John C. Maney	Thomas J. Fuccillo
William B. Ogden, IV	Vice President, Secretary & Chief Legal Officer
R. Peter Sullivan III	Scott Whisten
Diana L. Taylor	Assistant Treasurer
Richard J. Cochran
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Kathleen A. Chapman
Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105
Sub-Adviser
Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660
Custodian & Accounting Agent
State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110
Transfer Agent, Dividend Paying Agent and Registrar
PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017
Legal Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II and PIMCO New York Income Fund II for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their common stock in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. The Funds’ Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

On January 9, 2009, the Funds submitted CEO annual certifications to the New York Stock Exchange (“NYSE”) on which the Funds’ principal executive officer certified that he was not aware, as of the date, of any violation by the Funds of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Funds’ principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Funds’ disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

ITEM 2. CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,727 in 2008 and $34,775 in 2009.

b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $24,860 in 2008 and $16,560 in 2009. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)

Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $9,666 in 2008 and $10,000 in 2009. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)

1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO California Municipal Income Fund II (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

	e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

	f)	Not applicable

	g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2008 Reporting Period was $3,644,060 and the 2009 Reporting Period was $3,426,968.

h)

Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, Hans W. Kertess, R. Peter Sullivan III, William B. Ogden, IV and Diana L. Taylor.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO MUNICIPAL INCOME FUND II
PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
PIMCO NEW YORK MUNICIPAL INCOME FUND II

(each a “TRUST”)

PROXY VOTING POLICY

1.

It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of a Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.

Each Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. A summary of the detailed proxy voting policy of PIMCO, the Trusts’ current sub-adviser, is set forth in Appendix B attached hereto. Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policy.

3.

The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and the sub-adviser of each Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.

This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the sub-adviser of each Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-254-5197 and (ii) on the Trusts’ website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the Trusts’ sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.

It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.

The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.

This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-254-5197 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

          Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

          The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

          PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

          Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

          As of August 6, 2009, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Municipal Income Fund II (PML), PIMCO California Municipal Income Fund II (PCK) and PIMCO New York Municipal Income Fund II (PNI) (each a “Fund” and collectively, the “Funds”):

John S. Cummings

Mr. Cummings has been the portfolio manager for the Fund since December 11, 2008. Mr. Cummings is an executive vice president and head of the municipal bond desk at PIMCO in the Newport Beach office. Prior to joining PIMCO in 2002, he was vice president, municipal trading at Goldman Sachs, responsible for a number of municipal sectors, including industrials, airlines, utilities, healthcare and high-yield. He has 20 years of investment experience and holds an MBA, as well as his undergraduate degree, from Rutgers University.

(a)(2)

          The following summarizes information regarding each of the accounts, excluding the respective Fund managed by the Portfolio Manager as of May 31, 2009, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)

John S. Cummings	PML	19	4,759.61	4	647.28	53	3,011.68
	PCK	19	5,268.40	4	647.28	53	3,011.68
	PNI	19	5,483.06	4	647.28	53	3,011.68

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the funds, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the funds. The other accounts might also have different investment objectives or strategies than the funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a fund. Because of their positions with the funds, the portfolio managers know the size, timing and possible market impact of a fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the funds and such other accounts on a fair and equitable basis over time.

(a) (3)

          As of May 31, 2009, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Funds:

          PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

(a)(4)

          The following summarizes the dollar range of securities the portfolio manager for the Funds beneficially owned of the Funds that he managed as of May 31, 2009.

PIMCO Municipal Income Fund II PIMCO California Municipal Income Fund II PIMCO New York Municipal Income Fund II

Portfolio Manager	Dollar Range of Equity Securities in the Fund

John S. Cummings	None

ITEM 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO California Municipal Income Fund II

By	/s/ Brian S. Shlissel

President and Chief Executive Officer

Date	August 6, 2009

By	/s/ Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Date	August 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel

President and Chief Executive Officer

Date	August 6, 2009

By	/s/ Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Date	August 6, 2009